UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04997

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds V

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2020

Item 1. Reports to Stockholders
Annual report
US equity mutual fund
Delaware Small Cap Core Fund
November 30, 2020
Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.
You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.
Carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.
You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie
Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.
If you are interested in learning more about creating an investment plan, contact your financial advisor.
You can learn more about Delaware Funds or obtain a prospectus for Delaware Small Cap Core Fund at delawarefunds.com/literature.
Manage your account online
•   Check your account balance and transactions
•  View statements and tax forms
•  Make purchases and redemptions
Visit delawarefunds.com/account-access.
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
Unless otherwise noted, views expressed herein are current as of November 30, 2020, and subject to change for events occurring after such date.
The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.
Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.
All third-party marks cited are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Small Cap Core Fund	December 8, 2020 (Unaudited)
Performance preview (for the year ended November 30, 2020)
Delaware Small Cap Core Fund (Institutional Class shares)	1-year return	+9.09%
Delaware Small Cap Core Fund (Class A shares)	1-year return	+8.81%
Russell 2000® Index (benchmark)	1-year return	+13.59%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Small Cap Core Fund, please see the table on page 5. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.
Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks long-term capital appreciation.
Market review
Small-cap stocks experienced periods of significant volatility during the Fund’s fiscal year ended November 30, 2020. The Fund’s benchmark, the Russell 2000 Index, started the period with a slight positive return for December 2019 and then declined each month during the first quarter of 2020, breaching bear-market levels as COVID-19 spread across the globe, shutting down economies, travel, and many industries. After the sharp decline, small-cap markets recovered quickly in terms of price appreciation, while earnings’ reports and guidance for many companies were suspended as management teams tried to determine how to operate during a health crisis. In response to the economic effects resulting from COVID-19, the US government took significant monetary and fiscal action to backstop the economy. The Federal Open Market Committee (FOMC) aggressively cut the federal funds rate, expanded quantitative easing (QE), and unveiled multiple programs to boost market liquidity. The Trump administration and the US Congress passed multiple stimulus packages to provide relief to small businesses and consumers.
In our opinion, Delaware Small Cap Core Fund benefited from:
•  an aggressive response by the Federal Reserve to counter the impact of COVID-19
•  unprecedented levels of relief to small businesses and consumers
•  an underweight of the energy sector relative to the benchmark
•  advantageous stock selection in the healthcare and business services sectors.

    1

Portfolio management review
Delaware Small Cap Core Fund
For the fiscal year, small-cap stocks underperformed large-cap stocks, as the Russell 2000 Index gained 13.59% and the Russell 1000® Index gained 19.41%. Growth companies significantly outperformed value companies as investors favored those companies with high sales growth that expected to benefit from the new work-from-home lifestyle that many Americans adopted to help slow the spread of the virus. During the fiscal year, the Russell 2000® Growth Index advanced 25.95% and the Russell 2000® Value Index gained 0.35%.
Sector-level performance within the Russell 2000 Index was mixed during the fiscal year with 11 of 16 sectors advancing and five declining. The strongest-performing sector in the benchmark was healthcare, which advanced more than 40% and was powered by businesses in the life sciences and diagnostics, healthcare services, and biotechnology industries. Companies in the consumer discretionary and technology sectors advanced more than 30% on average during the fiscal year. The weakest-performing sector in the benchmark over the fiscal year was energy, which declined more than 35% as demand slowed. The media and real estate investment trusts (REITs) sectors declined more than 15% on average.
Source: Bloomberg.
Within the Fund
For the fiscal year ended November 30, 2020, Delaware Small Cap Core Fund underperformed its benchmark, the Russell 2000 Index. The Fund’s Institutional Class shares gained 9.09%. The Fund’s Class A shares rose 8.81% at net asset value (NAV) and 2.53% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the Fund’s benchmark gained 13.59%. For complete annualized performance of Delaware Small Cap Core Fund, please see the table on page 5.
Stock selection drove the Fund’s relative underperformance for the fiscal year. The Fund’s holdings in the consumer discretionary sector advanced but lagged the strong returns of the sector in the benchmark. The Fund’s holdings in the utilities and consumer services sectors declined on average, while the companies in those two sectors in the benchmark advanced during the fiscal year. On a relative basis, the Fund’s underweight to the energy sector contributed. Stock selection in the healthcare and business services sectors also added to the Fund's performance for the fiscal year.
Stock selection in the finance sector detracted from performance for the fiscal year as the Fund’s holdings in the regional-bank industry declined by more than the returns of those in the benchmark. Great Western Bancorp Inc., a bank holding company with branches in Iowa, Nebraska, Colorado, Arizona, Kansas, and Missouri, saw its stock price declined during the fiscal year, the result of credit headwinds from its agribusiness loans, which make up 20% of its loan portfolio. Great Western announced a plan to reduce its dividend to generate additional capital. Although we decreased the Fund's active weight in the company, we maintained the position as it trades at a discount to tangible book value and has ample capital, in our view.
Kaiser Aluminum Corp. manufactures value-added rolled, extruded, and drawn aluminum products to serve aerospace, automotive, engineering, and other markets. Approximately half of Kaiser Aluminum’s revenue is derived from providing aluminum moldings to the aerospace market. The other half of its business provides services to automotive and general engineering customers. Shares of Kaiser Aluminum detracted from performance during the fiscal year as the company’s aerospace clients temporarily curtailed deliveries of the company’s aerospace applications. Earlier in the year, Kaiser Aluminum anticipated a decline in revenue and reduced its guidance and capital spending plans. We maintained the Fund’s position in Kaiser Aluminum

2

which we think has been able to strengthen its automotive and general engineering businesses, which we believe should provide long-term shareholder results.
Shares of retail REIT RPT Realty detracted from the Fund’s performance for the fiscal year. Most retail REITs came under price pressure due to the nation’s shelter-in-place orders, which closed retail stores across the country for weeks at a time. RPT Realty completed an asset-recycling program by selling what it viewed as less attractive properties, which in turn improved the profile of its remaining asset portfolio, in our view. We maintained the Fund’s position in RPT Realty as the company has reported improving collection trends, is cash flow positive, and operates open-air centers that have reported stronger mobility trends.
Genetic-testing and diagnostics-testing company Natera Inc. contributed to the Fund’s performance during the fiscal year. Natera reported strong financial results and announced the achievement of several major milestones across its oncology and transplant businesses during the fiscal year. Natera Signatera™ test is the first and only patient-specific, custom-built circulating tumor DNA (ctDNA) monitoring assay to support optimal cancer treatment planning in oncology. The company also received draft coverage from Medicare for its cancer tests. Despite the effect that COVID-19 has had on certain healthcare companies, Natera continued to post strong test volume growth. We maintained the Fund’s position in Natera as we believe it has a valuable suite of testing capabilities.
Ultragenyx Pharmaceutical Inc. is a biopharmaceutical company that identifies, acquires, develops, and commercializes novel products for the treatment of rare and ultra-rare genetic diseases. Ultragenyx outperformed during the fiscal year when it received US Food and Drug Administration (FDA) approval for more than one treatment. The FDA approved Dojolvi™ (triheptanoin) for the treatment of pediatric and adult patients with molecularly confirmed long-chain fatty acid oxidation disorders (LC-FAOD). LC-FAOD is a group of rare, lifelong, and life-threatening genetic disorders in which the body is unable to convert long-chain fatty acids into energy. The FDA also approved Crysvita® (burosumab), which helps treat fibroblast growth factor 23 (FGF23)-related hypophosphatemia in tumors that cannot be curatively resected or localized in adults and pediatric patients age two and older. We maintained the Fund's position in Ultragenyx as, in our view, it has a healthy cash position to support its clinical development pipeline.
II-VI Inc. develops and markets engineered materials and optoelectronic components for use in industrial material processing, optical communications, and consumer electronics. The company also serves automotive and military markets. II-VI is vertically integrated, differentiating it from its competitors and, more importantly, in our opinion, providing exposure to several emerging megatrends including LiDAR sensors, electronic vehicles, and silicon carbide (SiC) devices and modules for power electronics. We maintained the Fund’s position in II-VI as we believe the company is well positioned for growth as it provides support to these emerging trends.
With respect to sector positioning, the Fund ended the fiscal year with its largest relative overweight positions in the basic materials, capital goods, finance, technology, and utilities sectors. The largest sector underweights were in healthcare, REITs, energy, and consumer services. On balance, we believe the market volatility and macroeconomic environment favors active managers that can apply thorough company-level analysis when making investment decisions. We continue to maintain our strategy of investing in companies that, we believe, have strong balance sheets and cash flow, sustainable competitive
    3

Portfolio management review
Delaware Small Cap Core Fund
advantages, and high-quality management teams with the ability to potentially deliver value to shareholders.
We appreciate your confidence and look forward to serving your investment needs in the next fiscal year.
4

Performance summary
Delaware Small Cap Core Fund	November 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. December 29, 1998)
Excluding sales charge	+8.81%	+9.24%	+11.91%	+10.33%
Including sales charge	+2.53%	+7.95%	+11.25%	+10.03%
Class C (Est. August 1, 2005)
Excluding sales charge	+8.00%	+8.43%	+11.08%	+7.21%
Including sales charge	+7.00%	+8.43%	+11.08%	+7.21%
Class R (Est. August 1, 2005)
Excluding sales charge	+8.51%	+8.97%	+11.62%	+7.75%
Including sales charge	+8.51%	+8.97%	+11.62%	+7.75%
Institutional Class (Est. December 29, 1998)
Excluding sales charge	+9.09%	+9.52%	+12.19%	+10.52%
Including sales charge	+9.09%	+9.52%	+12.19%	+10.52%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+9.20%*	—	—	+11.74%
Including sales charge	+9.20%	—	—	+11.74%
Russell 2000 Index	+13.59%	+10.25%	+11.13%	+8.34%**
*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.
**The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to

    5

Performance summary
Delaware Small Cap Core Fund
certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.
Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.
Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.
REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.10%	1.85%	1.35%	0.85%	0.72%
Net expenses (including fee waivers, if any)	1.10%	1.85%	1.35%	0.85%	0.72%
Type of waiver	n/a	n/a	n/a	n/a	n/a
6

Performance of a $10,000 investment1
Average annual total returns from November 30, 2010 through November 30, 2020
For period beginning November 30, 2010 through November 30, 2020	Starting value	Ending value
Delaware Small Cap Core Fund — Institutional Class shares	$10,000	$31,587
Delaware Small Cap Core Fund — Class A shares	$9,425	$29,033
Russell 2000 Index	$10,000	$28,731
1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on November 30, 2010, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 5 through 8.
The graph also assumes $10,000 invested in the Russell 2000 Index as of November 30, 2010. The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe.
The Russell 1000 Index, mentioned on page 2, measures the performance of the large-cap segment of the US equity universe.
The Russell 2000 Growth Index, mentioned on page 2, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000 Value Index, mentioned on page 2, measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

    7

Performance summary
Delaware Small Cap Core Fund
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DCCAX	24610B883
Class C	DCCCX	24610B867
Class R	DCCRX	24610B834
Institutional Class	DCCIX	24610B859
Class R6	DCZRX	24610B826
8

Disclosure of Fund expenses
For the six-month period from June 1, 2020 to November 30, 2020 (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2020 to November 30, 2020.
Actual expenses
The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.
    9

Disclosure of Fund expenses
For the six-month period from June 1, 2020 to November 30, 2020 (Unaudited)
Delaware Small Cap Core Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Annualized Expense Ratio	Expenses Paid During Period 6/1/20 to 11/30/20*
Actual Fund return†
Class A	$1,000.00	$1,242.60	1.11%	$6.22
Class C	1,000.00	1,238.20	1.86%	10.41
Class R	1,000.00	1,240.60	1.36%	7.62
Institutional Class	1,000.00	1,243.80	0.86%	4.82
Class R6	1,000.00	1,245.00	0.71%	3.98
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.45	1.11%	$5.60
Class C	1,000.00	1,015.70	1.86%	9.37
Class R	1,000.00	1,018.20	1.36%	6.86
Institutional Class	1,000.00	1,020.70	0.86%	4.34
Class R6	1,000.00	1,021.45	0.71%	3.59
*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.
In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.
10

Security type / sector allocation and top 10
equity holdings
Delaware Small Cap Core Fund	As of November 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Common Stock	96.14%
Basic Materials	7.95%
Business Services	4.52%
Capital Goods	10.47%
Communications Services	0.37%
Consumer Discretionary	5.56%
Consumer Services	3.14%
Consumer Staples	2.29%
Credit Cyclicals	2.49%
Energy	0.60%
Financials	15.35%
Healthcare	17.78%
Information Technology	13.68%
Media	0.68%
Real Estate Investment Trusts	5.11%
Technology	1.01%
Transportation	1.50%
Utilities	3.64%
Short-Term Investments	3.62%
Total Value of Securities	99.76%
Receivables and Other Assets Net of Liabilities	0.24%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
Natera	1.86%
Ultragenyx Pharmaceutical	1.71%
Tetra Tech	1.44%
Q2 Holdings	1.31%
II-VI	1.27%
Rapid7	1.26%
Steven Madden	1.25%
Minerals Technologies	1.24%
Boise Cascade	1.23%
J2 Global	1.23%
    11

Schedule of investments
Delaware Small Cap Core Fund	November 30, 2020
	Number of shares	Value (US $)
Common Stock — 96.14%
Basic Materials — 7.95%
Balchem	414,066	$42,934,504
Boise Cascade	1,697,468	73,415,491
Coeur Mining †	2,020,279	14,323,778
Ferro †	2,177,087	31,154,115
Kaiser Aluminum	607,494	47,372,382
Minerals Technologies	1,211,788	73,519,178
Neenah	904,828	43,893,206
Quaker Chemical	266,687	65,871,689
Summit Materials Class A †	934,270	17,751,130
Worthington Industries	1,204,985	62,321,824
		472,557,297
Business Services — 4.52%
ABM Industries	1,386,152	53,366,852
ASGN †	783,805	61,277,875
BrightView Holdings †	2,092,195	28,537,540
Casella Waste Systems Class A †	706,136	42,495,265
US Ecology	1,032,997	35,008,268
WillScot Mobile Mini Holdings †	2,235,940	48,095,069
		268,780,869
Capital Goods — 10.47%
Ameresco Class A †	749,867	33,406,575
Applied Industrial Technologies	670,663	52,600,099
Barnes Group	617,245	28,399,443
Columbus McKinnon	1,107,824	41,864,669
ESCO Technologies	427,172	42,247,311
Federal Signal	1,571,778	48,772,271
Kadant	385,176	49,267,862
KBR	1,282,077	35,603,278
MasTec †	897,985	50,924,729
MYR Group †	1,180,246	60,345,978
Rexnord	1,604,723	60,193,160
Tetra Tech	716,182	85,404,704
WESCO International †	507,682	33,111,020
		622,141,099
Communications Services — 0.37%
ATN International	453,317	22,185,334
		22,185,334
Consumer Discretionary — 5.56%
American Eagle Outfitters	3,581,432	64,429,962
BJ's Wholesale Club Holdings †	1,461,038	59,887,948
12

	Number of shares	Value (US $)
Common Stock (continued)
Consumer Discretionary (continued)
Children's Place	327,969	$14,096,108
Dick's Sporting Goods	527,083	29,943,585
Hibbett Sports †	154,377	6,354,157
Malibu Boats Class A †	736,341	41,964,073
Sonic Automotive Class A	393,210	15,877,820
Steven Madden	2,357,160	74,179,825
YETI Holdings †	372,212	23,512,632
		330,246,110
Consumer Services — 3.14%
Chuy's Holdings †	678,035	16,069,429
Jack in the Box	537,059	49,404,057
Texas Roadhouse	927,827	70,329,287
Wendy's	2,318,842	50,991,336
		186,794,109
Consumer Staples — 2.29%
Helen of Troy †	181,548	36,670,880
J & J Snack Foods	340,567	49,515,036
Prestige Consumer Healthcare †	1,406,829	50,040,908
		136,226,824
Credit Cyclicals — 2.49%
Dana	1,908,688	32,142,306
KB Home	1,353,775	47,652,880
La-Z-Boy	445,500	16,501,320
Taylor Morrison Home †	2,043,868	51,668,983
		147,965,489
Energy — 0.60%
Patterson-UTI Energy	1,376,970	5,934,741
PDC Energy †	1,769,809	29,591,206
		35,525,947
Financials — 15.35%
American Equity Investment Life Holding	1,088,776	28,613,033
Bryn Mawr Bank	650,966	19,411,806
City Holding	457,048	30,023,483
Enterprise Financial Services	329,765	11,215,308
Essent Group	1,175,401	51,553,088
First Bancorp	931,942	29,244,340
First Financial Bancorp	1,847,738	29,656,195
First Foundation	475,908	8,452,126
First Interstate BancSystem Class A	1,027,458	39,094,777
Great Western Bancorp	935,592	15,371,776
    13

Schedule of investments
Delaware Small Cap Core Fund
	Number of shares	Value (US $)
Common Stock (continued)
Financials (continued)
Hamilton Lane Class A	521,842	$36,466,319
Independent Bank	604,613	40,896,023
Independent Bank Group	684,934	38,431,647
Kemper	257,406	19,292,580
Lakeland Financial	111,561	5,666,183
NMI Holdings Class A †	1,415,031	31,003,329
Old National Bancorp	2,832,084	44,831,890
Pacific Premier Bancorp	1,389,382	40,041,989
Primerica	119,341	15,546,552
RLI	284,924	27,275,774
Selective Insurance Group	780,691	48,262,318
South State	752,630	50,027,316
Stifel Financial	853,869	59,173,122
Umpqua Holdings	2,364,529	32,843,308
United Community Banks	1,703,401	40,728,318
Valley National Bancorp	3,921,158	35,839,384
WesBanco	1,301,835	37,271,536
WSFS Financial	1,216,775	46,395,631
		912,629,151
Healthcare — 17.78%
Agios Pharmaceuticals †	942,834	43,672,071
Amicus Therapeutics †	2,090,880	47,860,243
Blueprint Medicines †	532,957	57,601,993
ChemoCentryx †	694,138	38,281,711
CONMED	588,837	59,996,602
CryoLife †	1,596,512	33,239,380
GenMark Diagnostics †	2,304,492	30,811,058
Halozyme Therapeutics †	1,526,280	59,677,548
Intercept Pharmaceuticals †	469,449	16,670,134
Ligand Pharmaceuticals †	587,952	49,605,510
Merit Medical Systems †	1,162,860	64,038,700
Natera †	1,255,140	110,791,208
NuVasive †	893,962	41,408,320
Omnicell †	354,810	37,201,829
PTC Therapeutics †	742,299	46,445,648
Shockwave Medical †	478,143	46,776,730
Spectrum Pharmaceuticals †	2,182,017	10,277,300
Supernus Pharmaceuticals †	1,638,827	34,907,015
Tabula Rasa HealthCare †	994,696	34,277,224
TransMedics Group †	585,691	8,709,225
Travere Therapeutics †	2,284,040	52,373,037
14

	Number of shares	Value (US $)
Common Stock (continued)
Healthcare (continued)
Ultragenyx Pharmaceutical †	857,345	$101,629,676
Vanda Pharmaceuticals †	2,504,607	30,581,252
		1,056,833,414
Information Technology — 13.68%
Bandwidth Class A †	154,760	23,489,473
Blackbaud	29,565	1,628,736
Box Class A †	757,254	14,153,077
Brooks Automation	934,441	68,204,849
ExlService Holdings †	802,147	66,786,759
Glu Mobile †	1,752,122	17,713,953
II-VI †	1,119,014	75,701,297
J2 Global †	816,107	73,131,348
MACOM Technology Solutions Holdings †	304,457	13,603,139
MaxLinear †	1,521,890	47,559,062
Mimecast †	681,574	30,657,199
NETGEAR †	829,869	26,398,133
Plantronics	183,644	5,017,154
Q2 Holdings †	689,741	78,195,937
Rapid7 †	998,285	74,811,478
Semtech †	793,396	53,530,428
Silicon Laboratories †	369,541	43,313,901
WNS Holdings ADR †	875,392	61,636,351
Yelp †	1,185,963	37,879,658
		813,411,932
Media — 0.68%
Cinemark Holdings	1,214,050	18,757,072
Nexstar Media Group Class A	208,059	21,898,210
		40,655,282
Real Estate Investment Trusts — 5.11%
American Assets Trust	949,773	27,248,987
Armada Hoffler Properties	2,158,892	22,905,844
Cousins Properties	542,777	18,134,180
EastGroup Properties	436,519	59,510,635
Kite Realty Group Trust	1,979,900	28,510,560
Lexington Realty Trust	3,109,602	31,749,036
National Storage Affiliates Trust	921,408	31,309,444
Pebblebrook Hotel Trust	1,094,181	20,242,349
Physicians Realty Trust	2,603,150	45,164,652
RPT Realty	2,560,896	18,771,368
		303,547,055
    15

Schedule of investments
Delaware Small Cap Core Fund
	Number of shares	Value (US $)
Common Stock (continued)
Technology — 1.01%
Blackline †	251,627	$30,924,958
Varonis Systems †	240,003	28,953,962
		59,878,920
Transportation — 1.50%
Hub Group Class A †	919,498	50,222,981
Werner Enterprises	979,947	39,188,080
		89,411,061
Utilities — 3.64%
Black Hills	613,282	37,305,944
NorthWestern	1,018,579	59,077,582
South Jersey Industries	2,484,517	57,193,582
Spire	976,772	62,474,337
		216,051,445
Total Common Stock (cost $4,862,032,927)		5,714,841,338

Short-Term Investments — 3.62%
Money Market Mutual Funds — 3.62%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	53,843,594	53,843,594
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	53,843,593	53,843,593
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.01%)	53,843,593	53,843,593
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	53,843,593	53,843,593
Total Short-Term Investments (cost $215,374,373)		215,374,373
Total Value of Securities—99.76% (cost $5,077,407,300)		$5,930,215,711
†	Non-income producing security.
Summary of abbreviations:
ADR – American Depositary Receipt
GS – Goldman Sachs
See accompanying notes, which are an integral part of the financial statements.
16

Statement of assets and liabilities
Delaware Small Cap Core Fund	November 30, 2020
Assets:
Investments, at value*	$5,930,215,711
Cash	5,990,727
Receivable for securities sold	11,034,457
Interest receivable	4,033,801
Receivable for fund shares sold	15,939,132
Total Assets	5,967,213,828
Liabilities:
Payable for securities purchased	11,978,481
Payable for fund shares redeemed	6,188,056
Investment management fees payable to affiliates	2,982,037
Other accrued expenses	1,089,092
Reports and statements to shareholders expenses payable to non-affiliates	178,531
Distribution fees payable to affiliates	159,825
Dividend disbursing and transfer agent fees and expenses payable to affiliates	42,190
Trustees' fees and expenses payable	37,621
Accounting and administration expenses payable to affiliates	16,212
Legal fees payable to affiliates	7,606
Reports and statements to shareholders expenses payable to affiliates	5,735
Total Liabilities	22,685,386
Total Net Assets	$5,944,528,442

Net Assets Consist of:
Paid-in capital	$5,100,614,066
Total distributable earnings (loss)	843,914,376
Total Net Assets	$5,944,528,442
    17

Statement of assets and liabilities
Delaware Small Cap Core Fund
Net Asset Value

Class A:
Net assets	$264,887,941
Shares of beneficial interest outstanding, unlimited authorization, no par	10,683,670
Net asset value per share	$24.79
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$26.30

Class C:
Net assets	$117,251,321
Shares of beneficial interest outstanding, unlimited authorization, no par	5,436,288
Net asset value per share	$21.57

Class R:
Net assets	$36,065,236
Shares of beneficial interest outstanding, unlimited authorization, no par	1,513,927
Net asset value per share	$23.82

Institutional Class:
Net assets	$4,632,204,329
Shares of beneficial interest outstanding, unlimited authorization, no par	181,929,186
Net asset value per share	$25.46

Class R6:
Net assets	$894,119,615
Shares of beneficial interest outstanding, unlimited authorization, no par	35,056,599
Net asset value per share	$25.51
*Investments, at cost	$5,077,407,300
See accompanying notes, which are an integral part of the financial statements.
18

Statement of operations
Delaware Small Cap Core Fund	Year ended November 30, 2020
Investment Income:
Dividends	$57,798,317
Interest	34
57,798,351

Expenses:
Management fees	31,033,291
Distribution expenses — Class A	601,671
Distribution expenses — Class C	1,124,207
Distribution expenses — Class R	125,902
Dividend disbursing and transfer agent fees and expenses	6,616,997
Accounting and administration expenses	836,432
Reports and statements to shareholders expenses	509,250
Registration fees	378,223
Trustees’ fees and expenses	270,043
Legal fees	244,671
Custodian fees	142,893
Audit and tax fees	35,226
Other	119,704
42,038,510
Less expenses paid indirectly	(12,643)
Total operating expenses	42,025,867
Net Investment Income	15,772,484
Net Realized and Unrealized Gain:
Net realized gain on investments	13,107,745
Net change in unrealized appreciation (depreciation) of investments	554,772,432
Net Realized and Unrealized Gain	567,880,177
Net Increase in Net Assets Resulting from Operations	$583,652,661
See accompanying notes, which are an integral part of the financial statements.
    19

Statements of changes in net assets
Delaware Small Cap Core Fund
	Year ended
	11/30/20	11/30/19
Increase in Net Assets from Operations:
Net investment income	$15,772,484	$16,668,907
Net realized gain	13,107,745	59,919,437
Net change in unrealized appreciation (depreciation)	554,772,432	298,900,482
Net increase in net assets resulting from operations	583,652,661	375,488,826

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(5,024,973)	(23,201,283)
Class C	(2,606,845)	(15,155,451)
Class R	(469,815)	(2,408,871)
Institutional Class	(78,648,543)	(284,199,890)
Class R6	(14,406,900)	(35,356,232)
	(101,157,076)	(360,321,727)

Capital Share Transactions:
Proceeds from shares sold:
Class A	79,375,881	75,268,971
Class C	10,128,660	12,865,967
Class R	13,420,746	5,369,377
Institutional Class	1,689,107,282	1,456,229,567
Class R6	324,093,627	321,865,935

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	4,847,156	22,970,955
Class C	2,578,578	15,002,741
Class R	469,671	2,408,397
Institutional Class	63,748,709	234,609,635
Class R6	10,060,122	33,313,487
	2,197,830,432	2,179,905,032
20

	Year ended
	11/30/20	11/30/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(112,750,663)	$(103,447,595)
Class C	(37,524,291)	(49,231,885)
Class R	(7,716,433)	(7,898,063)
Institutional Class	(1,398,861,403)	(1,255,551,504)
Class R6	(192,173,930)	(115,555,694)
	(1,749,026,720)	(1,531,684,741)
Increase in net assets derived from capital share transactions	448,803,712	648,220,291
Net Increase in Net Assets	931,299,297	663,387,390

Net Assets:
Beginning of year	5,013,229,145	4,349,841,755
End of year	$5,944,528,442	$5,013,229,145
See accompanying notes, which are an integral part of the financial statements.
    21

Financial highlights
Delaware Small Cap Core Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income (loss) to average net assets
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
22

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$23.20	$23.91	$25.74	$22.23	$20.32

0.02	0.03	0.05	(0.03)	(0.02)
1.99	1.25	0.04	3.78	2.52
2.01	1.28	0.09	3.75	2.50

(0.04)	(0.02)	—	—	—
(0.38)	(1.97)	(1.92)	(0.24)	(0.59)
(0.42)	(1.99)	(1.92)	(0.24)	(0.59)

$24.79	$23.20	$23.91	$25.74	$22.23

8.81%	7.79%	0.44%	17.02%	12.86%

$264,888	$279,872	$288,721	$324,710	$358,054
1.10%	1.10%	1.12%	1.18%	1.24%
0.09%	0.15%	0.19%	(0.12%)	(0.09%)
37%	34%	38%	54%	43%
23

Financial highlights
Delaware Small Cap Core Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment loss to average net assets
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
24

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$20.35	$21.38	$23.38	$20.36	$18.80

(0.12)	(0.11)	(0.13)	(0.19)	(0.15)
1.72	1.05	0.05	3.45	2.30
1.60	0.94	(0.08)	3.26	2.15

(0.38)	(1.97)	(1.92)	(0.24)	(0.59)
(0.38)	(1.97)	(1.92)	(0.24)	(0.59)

$21.57	$20.35	$21.38	$23.38	$20.36

8.00%	6.99%	(0.31%)	16.17%	12.01%

$117,251	$139,808	$168,400	$154,837	$126,787
1.85%	1.85%	1.87%	1.93%	1.99%
(0.66%)	(0.60%)	(0.56%)	(0.87%)	(0.84%)
37%	34%	38%	54%	43%
25

Financial highlights
Delaware Small Cap Core Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment loss to average net assets
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
26

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$22.33	$23.12	$25.01	$21.66	$19.86

(0.03)	(0.02)	(0.02)	(0.08)	(0.06)
1.90	1.20	0.05	3.67	2.45
1.87	1.18	0.03	3.59	2.39

(0.38)	(1.97)	(1.92)	(0.24)	(0.59)
(0.38)	(1.97)	(1.92)	(0.24)	(0.59)

$23.82	$22.33	$23.12	$25.01	$21.66

8.51%	7.55%	0.19%	16.73%	12.60%

$36,065	$27,631	$28,138	$33,112	$31,416
1.35%	1.35%	1.37%	1.43%	1.49%
(0.16%)	(0.10%)	(0.06%)	(0.37%)	(0.34%)
37%	34%	38%	54%	43%
27

Financial highlights
Delaware Small Cap Core Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income to average net assets
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
28

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$23.81	$24.50	$26.29	$22.66	$20.65

0.07	0.09	0.11	0.03	0.03
2.06	1.28	0.05	3.86	2.57
2.13	1.37	0.16	3.89	2.60

(0.10)	(0.09)	(0.03)	(0.02)	—
(0.38)	(1.97)	(1.92)	(0.24)	(0.59)
(0.48)	(2.06)	(1.95)	(0.26)	(0.59)

$25.46	$23.81	$24.50	$26.29	$22.66

9.09%	8.06%	0.69%	17.31%	13.15%

$4,632,204	$3,888,603	$3,451,251	$2,275,563	$1,271,533
0.85%	0.85%	0.87%	0.93%	0.99%
0.34%	0.40%	0.44%	0.13%	0.16%
37%	34%	38%	54%	43%
29

Financial highlights
Delaware Small Cap Core Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of net investment income to average net assets
Portfolio turnover
[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Portfolio turnover is representative of the Fund for the entire period.
See accompanying notes, which are an integral part of the financial statements.
30

Year ended				5/2/16 to 11/30/16[1]
11/30/20	11/30/19	11/30/18	11/30/17
$23.85	$24.54	$26.32	$22.68	$19.09

0.10	0.12	0.15	0.06	0.03
2.06	1.28	0.05	3.86	3.56
2.16	1.40	0.20	3.92	3.59

(0.12)	(0.12)	(0.06)	(0.04)	—
(0.38)	(1.97)	(1.92)	(0.24)	—
(0.50)	(2.09)	(1.98)	(0.28)	—

$25.51	$23.85	$24.54	$26.32	$22.68

9.24%	8.20%	0.86%	17.45%	18.81%

$894,120	$677,315	$413,332	$49,594	$2
0.71%	0.72%	0.74%	0.79%	0.82%
0.48%	0.53%	0.57%	0.27%	0.29%
37%	34%	38%	54%	43%[5]
31

Notes to financial statements
Delaware Small Cap Core Fund	November 30, 2020
Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Core Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers or other financial intermediaries.
1. Significant Accounting Policies
The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles
(US GAAP) and are consistently followed by the Fund.
Security Valuation —  Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.
Federal Income Taxes —  No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through
32

the year ended November 30, 2020 and for all open tax years (years ended November 30, 2017–
November 30, 2019), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended November 30, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting —  Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.
Use of Estimates —  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other —  Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended November 30, 2020, the Fund earned $10,651 under this arrangement.
The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended November 30, 2020, the Fund earned $1,992 under this arrangement.
    33

Notes to financial statements
Delaware Small Cap Core Fund
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.
DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub- Advisors”), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended November 30, 2020, the Fund was charged $169,202 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended November 30, 2020, the Fund was charged $447,030 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A shares, Class C shares, and Class R shares, respectively. These fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.
34

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended November 30, 2020, the Fund was charged $139,317 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
For the year ended November 30, 2020, DDLP earned $25,525 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2020, DDLP received gross CDSC commissions of $952 and $5,656, on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.
Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.
In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
Cross trades for the year ended November 30, 2020 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended November 30, 2020, the Fund engaged in Rule 17a-7 securities sales of $5,416,926, which resulted in a net realized gain of $2,694,883.
3. Investments
For the year ended November 30, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$1,986,961,653
Sales	1,742,310,200
The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At November 30, 2020, the cost
    35

Notes to financial statements
Delaware Small Cap Core Fund
3. Investments (continued)
and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$5,139,135,413
Aggregate unrealized appreciation of investments	$1,196,838,482
Aggregate unrealized depreciation of investments	(405,758,184)
Net unrealized appreciation of investments	$791,080,298
US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
36

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of November 30, 2020:
Level 1
Securities
Assets:
Common Stock	$5,714,841,338
Short-Term Investments	215,374,373
Total Value of Securities	$5,930,215,711
During the year ended November 30, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund's policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.
A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund's net assets. During the year ended November 30, 2020, there were no Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2020 and 2019 was as follows:
	Year ended
	11/30/20	11/30/19
Ordinary income	$28,084,772	$17,281,911
Long-term capital gains	73,072,304	343,039,816
Total	$101,157,076	$360,321,727
5. Components of Net Assets on a Tax Basis
As of November 30, 2020, the components of net assets on a tax basis were as follows:
Shares of beneficial interest	$5,100,614,066
Undistributed ordinary income	52,834,078
Unrealized appreciation of investments	791,080,298
Net assets	$5,944,528,442
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.
    37

Notes to financial statements
Delaware Small Cap Core Fund
5. Components of Net Assets on a Tax Basis (continued)
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2020, the Fund had no reclassifications.
6. Capital Shares
Transactions in capital shares were as follows:
	Year ended
	11/30/20	11/30/19
Shares sold:
Class A	3,839,939	3,525,026
Class C	546,339	698,490
Class R	639,440	259,057
Institutional Class	82,994,899	67,539,219
Class R6	15,491,308	14,982,914

Shares issued upon reinvestment of dividends and distributions:
Class A	209,290	1,278,296
Class C	127,086	945,352
Class R	21,062	138,973
Institutional Class	2,686,419	12,750,523
Class R6	423,763	1,809,532
	106,979,545	103,927,382

Shares redeemed:
Class A	(5,427,774)	(4,815,693)
Class C	(2,107,590)	(2,650,192)
Class R	(384,170)	(377,314)
Institutional Class	(67,047,059)	(57,842,998)
Class R6	(9,259,811)	(5,236,194)
	(84,226,404)	(70,922,391)
Net increase	22,753,141	33,004,991
Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the previous table and
38

on the “Statements of changes in net assets.” For the years ended November 30, 2020 and 2019, the Fund had the following exchange transactions:
	Exchange Redemptions				Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class R6 Shares	Class A Shares	Institutional Class Shares	Class R6 Shares	Value
Year ended
11/30/20	14,411	75,181	11,086	—	38,586	41,582	9,921	$1,908,221
Year ended
11/30/19	28,993	16,061	1,919,173	153,502	1,548	194,245	1,916,718	49,384,010
7. Line of Credit
The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on November 2, 2020.
On November 2, 2020, the Fund, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the agreement expires on November 1, 2021.
The Fund had no amounts outstanding as of November 30, 2020, or at any time during the year then ended.
8. Securities Lending
The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the
    39

Notes to financial statements
Delaware Small Cap Core Fund
8. Securities Lending (continued)
applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.
The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.
During the year ended November 30, 2020, the Fund had no securities out on loan.
9. Credit and Market Risk
Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower
40

consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund's performance.
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2020. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2020, there were no Rule 144A securities held by the Fund.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.
11. Recent Accounting Pronouncements
In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.
    41

Notes to financial statements
Delaware Small Cap Core Fund
12. Subscription In-Kind
Under certain circumstances, and when considered to be in the best interest of all shareholders, the Fund may accept portfolio securities rather than cash as payment for the purchase of Fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the Fund. During the year ended November 30, 2020, the Fund accepted an in-kind subscription of $8,138,055 on May 18, 2020.
13. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to November 30, 2020, that would require recognition or disclosure in the Fund's financial statements.
42

Report of independent registered public accounting firm
To the Board of Trustees of Delaware Group® Equity Funds V
and Shareholders of Delaware Small Cap Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Small Cap Core Fund (one of the funds constituting Delaware Group® Equity Funds V, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statements of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 21, 2021
We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.
    43

Other Fund information (Unaudited)
Delaware Small Cap Core Fund
Tax Information
The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended November 30, 2020, the Fund reports distributions paid during the year as follows:
(A) Long-Term Capital Gain Distributions (Tax Basis)	72.24%
(B) Ordinary Income Distributions (Tax Basis)*	27.76%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on the Fund’s ordinary income distributions.
1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended November 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 100%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.
For the fiscal year ended November 30, 2020, certain interest income paid by the Fund, determined to be Qualified Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended November 30, 2020, the Fund has reported maximum distributions of Qualified Short-Term Capital Gains of $43,955,791.
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Small Cap Core Fund at a meeting held August 11-13, 2020
At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Small Cap Core Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment
44

Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.
In considering information relating to the approval of the Fund’s advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.
Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.
Nature, extent, and quality of services. The Board considered the services provided by each
Sub-Adviser to the Fund. In reviewing the nature, extent, and quality of services, the Board considered
    45

Other Fund information (Unaudited)
Delaware Small Cap Core Fund
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Small Cap Core Fund at a meeting held August 11-13, 2020 (continued)
reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the
Sub-Advisers.
Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent, applicable, ended January 31, 2020. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.
The Performance Universe for the Fund consisted of the Fund and all retail and institutional small-cap core funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.
Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.
46

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.
Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.
Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Fund and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.
Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2020, the Fund’s net assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.
    47

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Global Head of Macquarie Investment Management[2] (January 2019–Present) Head of Americas of Macquarie Group (December 2017–Present) Deputy Global Head of Macquarie Investment Management (2017–2019) Head of Macquarie Investment Management Americas (2015–2017)	85	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
48

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees
Jerome D. Abernathy 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	85	None
Thomas L. Bennett 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	85	None
Ann D. Borowiec 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	85	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
    49

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Joseph W. Chow 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	85	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
John A. Fry 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	85	Director; Compensation Committee and Governance Committee Member — Community Health Systems
(May 2004–Present)
Director — Drexel Morgan & Co. (2015–2019)
Director and Audit Committee Member — vTv Therapeutics Inc. (2017–Present)
Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)
Director — Federal Reserve
Bank of Philadelphia
					(January 2020–Present)
50

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Lucinda S. Landreth 610 Market Street Philadelphia, PA 19106-2354 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	85	None
Frances A. Sevilla-Sacasa 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	85	Trust Manager and Audit Committee Chair — Camden Property Trust
(August 2011–Present)
Director; Strategic
Planning and Reserves
Committee and Nominating
and Governance
Committee Member —
Callon Petroleum Company
(December 2019–Present)
					Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)
    51

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Thomas K. Whitford 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	85	Director — HSBC North America Holdings Inc.
(December 2013–Present)
Director — HSBC USA Inc.
(July 2014–Present)
Director — HSBC Bank USA, National Association
(July 2014–March 2017)
Director — HSBC Finance Corporation
(December 2013–April 2018)
52

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	85	Director; Finance Committee and Audit Committee Member — H&R Block Corporation
(July 2008–Present)
Director; Investments Committee, Capital and Finance Committee, and Audit Committee Member — Grange Insurance (2013–Present)
Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)
Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)
    53

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Janet L. Yeomans 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	85	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)
Officers
David F. Connor 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	85	None[3]
Daniel V. Geatens 610 Market Street Philadelphia, PA 19106-2354 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	85	None[3]
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Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Richard Salus 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	85	None
1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.
The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.
    55

About the organization
Board of trustees
Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds®
by Macquarie
Philadelphia, PA
Jerome D. Abernathy
Managing Director
Stonebrook Capital
Management, LLC
Jersey City, NJ
Thomas L. Bennett
Chairman of the Board
Delaware Funds
by Macquarie
Private Investor
Rosemont, PA
Ann D. Borowiec
Former Chief Executive
Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY
Joseph W. Chow
Former Executive Vice
President
State Street Corporation
Boston, MA
John A. Fry
President
Drexel University
Philadelphia, PA
Lucinda S. Landreth
Former Chief Investment
Officer
Assurant, Inc.
New York, NY
Frances A.
Sevilla-Sacasa
Former Chief Executive
Officer
Banco Itaú International
Miami, FL
Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA
Christianna Wood
Chief Executive Officer
and President
Gore Creek Capital, Ltd.
Golden, CO
Janet L. Yeomans
Former Vice President and
Treasurer
3M Company
St. Paul, MN
Affiliated officers
David F. Connor
Senior Vice President,
General Counsel,
and Secretary
Delaware Funds
by Macquarie
Philadelphia, PA
Daniel V. Geatens
Vice President and
Treasurer
Delaware Funds
by Macquarie
Philadelphia, PA
Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds
by Macquarie
Philadelphia, PA
This annual report is for the information of Delaware Small Cap Core Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at
delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.
56

Delaware Funds® by Macquarie privacy practices notice
We are committed to protecting the privacy of our potential, current, and former customers. To provide the products and services you request, we must collect personal information about you. We do not sell your personal information to third parties. We collect your personal information and share it with third parties as necessary to provide you with the products or services you request and to administer your business with us. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our privacy practices notice as required by law. We are committed to continuing to protect your personal information even after that relationship ends. You do not need to take any action because of this notice.
Information we may collect
and use
We collect personal information about you to help us identify you as our potential, current, or former customer; to process your requests and transactions; to offer investment services to you; or to tell you about our products or services we believe you may want to use. The type of personal information we collect depends on the products or services you request and may include the following:
• Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, and your financial history.
• Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.
• Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.
• Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.
How we use your personal information
We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators;
broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.
We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share

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Delaware Funds® by Macquarie privacy practices notice
customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.
Security of information
Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.
Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
This privacy practices notice is being provided on behalf of the following:
Delaware Capital Management
Delaware Capital Management Advisers, Inc.
Delaware Distributors, Inc.
Delaware Distributors, L.P.
Delaware Funds® by Macquarie
Delaware Enhanced Global Dividend and Income Fund
Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Investments® Colorado Municipal Income Fund, Inc.
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund
Delaware Pooled® Trust
Delaware VIP® Trust
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Advisers Partner, Inc.
Delaware Investments Distribution Partner, Inc.
Delaware Investments Fund Advisers
Delaware Investments Fund Services Company
Delaware Investments Management Company, LLC
Delaware Management Company
Delaware Management Trust Company
Delaware Service Company, Inc.
Four Corners Capital Management, LLC
Macquarie Absolute Return MBS Fund, LP
Macquarie Absolute Return MBS Fund
Macquarie Alternative Strategies
Macquarie Allegiance Capital, LLC
Macquarie Asset Advisers
Macquarie Emerging Markets Small Cap Fund, LLC
Macquarie Funds Management Hong Kong Limited

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        This page is not part of the annual report.

Macquarie Global Infrastructure Total Return Fund Inc.
Macquarie Investment Management Advisers
Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management Business Trust
Macquarie Investment Management Europe Limited
Macquarie Investment Management Europe S.A.
Macquarie Investment Management General Partner, Inc.
Macquarie Investment Management Global Limited
Macquarie Multi-Cap Growth Fund, LP
Macquarie Real Estate Absolute Return Partners, Inc.
Macquarie Total Return Fund Inc.
Optimum Fund Trust
Revised February 2020
    This page is not part of the annual report.    iii

Delaware Funds® by Macquarie
Equity funds
US equity funds
• Delaware Equity Income Fund1
• Delaware Growth and Income Fund1
• Delaware Growth Equity Fund
• Delaware Mid Cap Value Fund
• Delaware Opportunity Fund
• Delaware Select Growth Fund2
• Delaware Small Cap Core Fund3
• Delaware Small Cap Growth Fund
• Delaware Small Cap Value Fund
• Delaware Smid Cap Growth Fund
• Delaware Special Situations Fund
• Delaware U.S. Growth Fund
• Delaware Value® Fund
Global / international equity funds
• Delaware Emerging Markets Fund
• Delaware Global Equity Fund
• Delaware International Fund
• Delaware International Small Cap Fund
• Delaware International Value Equity Fund
Alternative / specialty funds
• Delaware Covered Call Strategy Fund
• Delaware Healthcare Fund
• Delaware Hedged U.S. Equity Opportunities Fund
• Delaware Premium Income Fund
Multi-asset funds
• Delaware Global Listed Real Assets Fund
• Delaware Strategic Allocation Fund
• Delaware Total Return Fund
• Delaware Wealth Builder Fund

1On November 18, 2020, the Board of Trustees of Delaware Group® Equity Funds IV (the “Board”) approved the replacement of the Fund's current portfolio managers with the Global Systematic Investment team of the Fund's current sub-advisor, Macquarie Investment Management Global Limited (MIMGL). In connection with this determination, the Board approved certain changes to the Fund's investment strategies. These portfolio management and strategy changes will be effective on or about January 29, 2021 (the “Effective Date”). The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.
Carefully consider a Fund’s investment objectives, risk factors, charges, and expenses before investing.
This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus.
A Delaware Funds by Macquarie prospectus may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.
Investing involves risk, including the possible loss of principal.
The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
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        This page is not part of the annual report.

Fixed income funds
Taxable fixed income funds
• Delaware Corporate Bond Fund
• Delaware Diversified Income Fund
• Delaware Emerging Markets Debt Corporate Fund
• Delaware Extended Duration Bond Fund
• Delaware Floating Rate Fund
• Delaware Floating Rate II Fund
• Delaware Fund for Income
• Delaware High-Yield Opportunities Fund
• Delaware International Opportunities Bond Fund
• Delaware Investment Grade Fund
• Delaware Investments Ultrashort Fund
• Delaware Limited Duration Bond Fund
• Delaware Limited-Term Diversified Income Fund
• Delaware Strategic Income Fund
• Delaware Strategic Income II Fund

Municipal fixed income funds
• Delaware Minnesota High-Yield Municipal Bond Fund
• Delaware National High-Yield Municipal Bond Fund
• Delaware Tax-Free Arizona Fund
• Delaware Tax-Free California Fund
• Delaware Tax-Free Colorado Fund
• Delaware Tax-Free Idaho Fund
• Delaware Tax-Free Minnesota Fund
• Delaware Tax-Free Minnesota Intermediate Fund
• Delaware Tax-Free New Jersey Fund
• Delaware Tax-Free New York Fund
• Delaware Tax-Free Oregon Fund
• Delaware Tax-Free Pennsylvania Fund
• Delaware Tax-Free USA Fund
• Delaware Tax-Free USA Intermediate Fund
2On May 20, 2020, the Board of Trustees approved the replacement of the Fund’s current sub-advisor with the US Growth Equity team of the Fund’s investment manager, Delaware Management Company. In connection with this determination, the Board approved certain changes to the Fund’s investment strategies. These portfolio management and strategy changes were effective July 31, 2020. The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.
3Closed to certain new investors.
    This page is not part of the annual report.    v

Caring for your portfolio
Over a lifetime, things change. When they do, it’s important to ensure that your investments stay in tune with your personal situation.
If you decide to make some changes, check
out the convenient options provided by Macquarie Investment Management. We try to make it easy for you to avoid some of the sales charges that you might otherwise have to pay when you withdraw and invest your money with another firm.
Most importantly, you may generally
exchange all or part of your shares in one Delaware Funds® by Macquarie mutual fund for shares of the same class of another fund without paying a front-end sales charge or a contingent deferred sales charge (CDSC).
Choose the investment method suitable for you
After you’ve evaluated your overall investments, you have choices about how to implement any changes:
1. Move assets all at once at any time.
2. Migrate funds to a different investment slowly through a systematic exchange. You can arrange automatic monthly exchanges of your shares in one Delaware fund for those in another Delaware fund. Systematic exchanges are subject to the same rules as regular exchanges, which are explained in the right column, including a $100 minimum monthly amount per fund.
3. Use our automatic investing plan for future investments in different vehicles. To allocate your future investments differently, the Macquarie Investment Management automatic investing plan allows you to make regular monthly or quarterly investments directly from your checking account.
Important notes about exchanging or redeeming shares
For automated exchanges, a minimum exchange of $100 per fund is required monthly. If the value of your account is $5,000 or more, you can make systematic withdrawals of at least $25 monthly, or $75 quarterly. If the annual amount you withdraw is less than 12% of your account balance at the time the systematic withdrawal plan is established, the CDSC ordinarily applicable to certain fund classes will be waived. More details are available in your prospectus or at
delawarefunds.com/literature.
If you exchange shares from Class R shares of any fund, you will pay any applicable sales charge on your new shares.
When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares.
You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange.
We may refuse the purchase side of any exchange request if, in the manager’s judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
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Contact information
Shareholder assistance by phone
800 523-1918, weekdays from 8:30am to
6:00pm ET
For securities dealers and financial
institutions representatives only
800 362-7500
Regular mail
P.O. Box 9876
Providence, RI 02940-8076
Overnight courier service
4400 Computer Drive
Westborough, MA 01581-1722
Macquarie Investment Management • 610 Market Street • Philadelphia, PA 19106-2354
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products.
Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than MBL, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
(1467482)
AR-480-121
vii
        This page is not part of the annual report.

Annual report
US equity mutual fund
Delaware Small Cap Value Fund
November 30, 2020
Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.
You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.
Carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.
You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie
Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.
If you are interested in learning more about creating an investment plan, contact your financial advisor.
You can learn more about Delaware Funds or obtain a prospectus for Delaware Small Cap Value Fund at delawarefunds.com/literature.
Manage your account online
•   Check your account balance and transactions
•  View statements and tax forms
•  Make purchases and redemptions
Visit delawarefunds.com/account-access.
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
Unless otherwise noted, views expressed herein are current as of November 30, 2020, and subject to change for events occurring after such date.
The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.
Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.
All third-party marks cited are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Small Cap Value Fund	December 8, 2020 (Unaudited)
Performance preview (for the year ended November 30, 2020)
Delaware Small Cap Value Fund (Institutional Class shares)	1-year return	-5.43%
Delaware Small Cap Value Fund (Class A shares)	1-year return	-5.70%
Russell 2000® Value Index	1-year return	+0.35%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Small Cap Value Fund, please see the table on page 5. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.
Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks capital appreciation.
Market review
Small-cap value stocks experienced substantial volatility during the Fund’s fiscal year ended November 30, 2020. Through the first 11 months of the period, the Fund’s benchmark, the Russell 2000 Value Index, declined 15.89%. In contrast, November, the final month of the period, was the benchmark’s strongest-performing month on record, as it returned 19.31%. For the entire period, that resulted in a slight gain of 0.35% for the Russell 2000 Value Index.
During the fiscal year, growth companies outperformed value companies across the US market capitalization spectrum as investors appeared to favor momentum over quality. The performance disparity between value companies and growth companies was significant in small-cap equities as the Russell 2000® Growth Index advanced 25.95% during the fiscal year.
Sector performance for the fiscal year was mixed within the Russell 2000 Value Index, with nine sectors advancing and four sectors declining. The strongest-performing sectors in the benchmark were healthcare, consumer staples, and technology, each returning more than 20% for the
In our opinion, Delaware Small Cap Value Fund benefited from:
•  unprecedented levels of monetary and fiscal support
•  procyclical sector positioning
•  stock selection in the financial services and technology sectors
•  stock selection and a relative underweight in the REIT sector.

Portfolio management review
Delaware Small Cap Value Fund
fiscal year, while the energy sector was by far the weakest sector in the benchmark, declining more than 30%. The other three sectors that declined were the real estate investment trust (REIT), financial services, and utilities sectors.
The economy began the fiscal period in reasonably good shape with modest growth, low unemployment, low inflation, and low interest rates. We believed earnings were decent, and the setup seemed favorable from an economic and investment perspective. Everything changed in mid-to-late February when the coronavirus emerged as a serious global health issue. The World Health Organization (WHO) declared COVID-19 a pandemic on March 11, leading to economic lockdowns and forced social changes that had a negative effect on everyday life.
The US Federal Reserve and federal government stepped in to provide unprecedented amounts of monetary and fiscal policy support to stabilize the economy and financial markets. Congress provided augmented unemployment insurance and small-business loans to promote continued employment. The Fed injected liquidity into the economy and maintained near zero-percent short-term interest rates to prevent extremely high unemployment rates.
The unemployment rate started the fiscal period at historically low levels with a November 2019 reading of 3.5%, only to peak in April 2020 at 14.7% and then decline to 6.7% by the end of the period. The real gross domestic product (GDP) growth rate measured more than 2% in 2019 and was expected to maintain a moderate pace during 2020; however, the pandemic’s impact will likely result in negative growth for 2020, which would be the first negative year for GDP growth since 2009. By the end of the fiscal period, investors had renewed optimism as US Food and Drug Administration (FDA) approval for several COVID-19 vaccines seemed imminent.
Source: Bloomberg.
Within the Fund
For the fiscal year ended November 30, 2020, Delaware Small Cap Value Fund underperformed its benchmark, the Russell 2000 Value Index. The Fund’s Institutional Class shares declined 5.43%. The Fund’s Class A shares fell 5.70% at net asset value (NAV) and 11.12% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the Fund’s benchmark gained 0.35%. For complete, annualized performance of Delaware Small Cap Value Fund, please see the table on page 5.
Stock selection and a relative underweight allocation detracted from relative performance in consumer services as the Fund’s holdings in the sector declined on average while those in the benchmark advanced. Stock selection and a relative underweight allocation detracted from performance during the Fund's fiscal year in the healthcare sector when the Fund’s holdings gained, but not as much as those in the healthcare sector of the benchmark. The Fund’s holdings in the energy sector detracted from the Fund's performance during the fiscal year. These holdings declined more on average than those in the energy sector of the benchmark. Stock selection and a relative underweight allocation in the REIT sector contributed to the Fund's performance during the fiscal year. Additionally, favorable stock selection contributed in the financial services and technology sectors.
Shares of movie theater company Cinemark Holdings Inc. detracted from the Fund’s relative performance during the fiscal year. In mid-March, Cinemark announced the temporary closure of all its theaters to protect employees and moviegoers from the coronavirus. Cinemark’s stock price declined given that revenue was likely to be lower than expected. Prior to the end of the fiscal year, we sold the Fund’s position in Cinemark as we believe the company will, for a period, be unable to generate free cash flow.

In the consumer cyclical sector, furniture and textiles company Knoll Inc. underperformed. Knoll shares declined sharply early in the fiscal year as the work-from-home environment reduced sales and demand for the company’s office furniture. Knoll’s management made cost reductions to improve liquidity and invested strategically in ecommerce and digital capabilities to drive residential sales growth. We trimmed the Fund’s position in Knoll during the fiscal year and maintained a smaller position because we believe Knoll was able to improve its liquidity and diversify business segments.
During the fiscal year, we initiated a position in CNX Resources Corporation, a natural gas exploration and production (E&P) company with primary production in the Marcellus Shale. We purchased CNX to diversify the Fund’s holdings in the energy sector as it is more exposed to natural gas than oil. On a relative basis, however, the position detracted from the Fund’s performance. We maintained the position because CNX currently generates free cash flow and we believe has the ability to increase its free cash flow with plans to use it to repurchase debt and maximize shareholder value.
Teradyne Inc., a supplier of automation equipment for test and industrial applications, designs systems used to test semiconductors, wireless products, and electronic systems. It also produces collaborative industrial-use robots. Shares of Teradyne contributed to the Fund's performance during the fiscal year when Teradyne reported multiple quarters of improved financial results driven by stronger-than-expected test revenues and demand trends.
Altra Industrial Motion Corp. is a premier global designer and producer of a wide range of motion control and power transmission solutions. Altra contributed to the Fund’s performance for the fiscal year. The company made cost reductions early in the period to maintain financial flexibility.
Likewise, by reducing its dividend early in the period, the company had additional cash available that it used to pay down debt. Having benefited from cost reductions that led to improved earnings, Altra was able to increase its dividend later in the fiscal year.
Legg Mason Inc. is a global investment management firm with investment capabilities in equities, fixed income, alternatives, and multi-asset. During the fiscal year, its shares outperformed when Legg Mason entered into a definitive agreement with Franklin Resources Inc. for its acquisition at a premium. The transaction closed prior to the end of the fiscal year, and we invested the cash proceeds in other financials.
Compared to the benchmark, the Fund ended the fiscal year overweight the technology, capital spending, and transportation sectors and underweight the consumer services, healthcare, REIT, business services, and utilities sectors. Sector weightings were similar to those in the benchmark in the basic industry, consumer staples, financial services, consumer cyclical, and energy sectors at the end of the fiscal year.
Companies began to reinitiate earnings guidance toward the end of the fiscal year, although most guidance is given along with several qualifiers and within a range. We recognize that many businesses are likely to lack an earnings catalyst until the pandemic and broader health issues show some resolution and clarity. We think capital expenditures and dividends are likely to remain subdued as many firms focus on their balance sheets. Additionally, at the end of the fiscal year, some companies announced plans to resume share repurchases. We continue to identify new companies across several sectors in the market, trading at what we view as attractive valuations that continue to generate strong free cash flow.
Our team’s disciplined philosophy remains unchanged. We continue to focus on bottom-up stock selection and specifically on identifying

Portfolio management review
Delaware Small Cap Value Fund
companies that, in our view, trade at attractive valuations, generate strong free cash flow, and have the ability to implement shareholder-friendly policies through share buybacks, dividend increases, and debt reduction.
We appreciate your confidence and look forward to serving your investment needs in the next fiscal year.

Performance summary
Delaware Small Cap Value Fund	November 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. June 24, 1987)
Excluding sales charge	-5.70%	+5.62%	+8.13%	+10.39%
Including sales charge	-11.12%	+4.38%	+7.49%	+10.19%
Class C (Est. November 29, 1995)
Excluding sales charge	-6.38%	+4.84%	+7.32%	+8.39%
Including sales charge	-7.28%	+4.84%	+7.32%	+8.39%
Class R (Est. June 2, 2003)
Excluding sales charge	-5.92%	+5.36%	+7.86%	+8.41%
Including sales charge	-5.92%	+5.36%	+7.86%	+8.41%
Institutional Class (Est. November 9, 1992)
Excluding sales charge	-5.43%	+5.89%	+8.40%	+9.82%
Including sales charge	-5.43%	+5.89%	+8.40%	+9.82%
Class R6 (Est. May 2, 2016)
Excluding sales charge	-5.28%	—	—	+6.71%
Including sales charge	-5.28%	—	—	+6.71%
Russell 2000 Value Index	+0.35%	+6.83%	+8.70%	+9.82%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual
12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first

Performance summary
Delaware Small Cap Value Fund
12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.
Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.
Narrowly focused investments may exhibit
higher volatility than investments in multiple industry sectors.
REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.15%	1.90%	1.40%	0.90%	0.72%
Net expenses (including fee waivers, if any)	1.15%	1.90%	1.40%	0.90%	0.72%
Type of waiver	n/a	n/a	n/a	n/a	n/a

Performance of a $10,000 investment1
Average annual total returns from November 30, 2010 through November 30, 2020
For period beginning November 30, 2010 through November 30, 2020	Starting value	Ending value
Russell 2000 Value Index	$10,000	$23,025
Delaware Small Cap Value Fund — Institutional Class shares	$10,000	$22,404
Delaware Small Cap Value Fund — Class A shares	$9,425	$20,586
1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on November 30, 2010, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 5 through 8.
The graph also assumes $10,000 invested
in the Russell 2000 Value Index as of
November 30, 2010. The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 2000 Value Index, mentioned on page 1, measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Gross domestic product is a measure of all goods and services produced by a nation in a year.
Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights

Performance summary
Delaware Small Cap Value Fund
related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Index performance returns do not reflect any management fees, transaction costs, or expenses.
Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEVLX	246097109
Class C	DEVCX	246097406
Class R	DVLRX	246097505
Institutional Class	DEVIX	246097208
Class R6	DVZRX	24610B818

Disclosure of Fund expenses
For the six-month period from June 1, 2020 to November 30, 2020 (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2020 to November 30, 2020.
Actual expenses
The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses
For the six-month period from June 1, 2020 to November 30, 2020 (Unaudited)
Delaware Small Cap Value Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Annualized Expense Ratio	Expenses Paid During Period 6/1/20 to 11/30/20*
Actual Fund return†
Class A	$1,000.00	$1,240.40	1.13%	$6.33
Class C	1,000.00	1,235.80	1.88%	10.51
Class R	1,000.00	1,238.80	1.38%	7.72
Institutional Class	1,000.00	1,241.90	0.88%	4.93
Class R6	1,000.00	1,242.80	0.72%	4.04
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.35	1.13%	$5.70
Class C	1,000.00	1,015.60	1.88%	9.47
Class R	1,000.00	1,018.10	1.38%	6.96
Institutional Class	1,000.00	1,020.60	0.88%	4.45
Class R6	1,000.00	1,021.40	0.72%	3.64
*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.
In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The tables above do not reflect the expenses of the Underlying Funds.

Security type / sector allocation and top 10
equity holdings
Delaware Small Cap Value Fund	As of November 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Common Stock♦	97.62%
Basic Industry	7.61%
Business Services	1.80%
Capital Spending	10.07%
Consumer Cyclical	4.33%
Consumer Services	9.82%
Consumer Staples	3.76%
Energy	2.93%
Financial Services	26.62%
Healthcare	3.39%
Real Estate Investment Trusts	8.55%
Technology	11.58%
Transportation	3.15%
Utilities	4.01%
Short-Term Investments	2.32%
Total Value of Securities	99.94%
Receivables and Other Assets Net of Liabilities	0.06%
Total Net Assets	100.00%
♦Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and statement of additional information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940). The Financial Services sector consisted of banks, diversified financial services, and insurance. As of November 30, 2020, such amounts, as a percentage of total net assets were 19.36%, 2.20%, and 5.06%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Financial Services sector for financial reporting purposes may exceed 25%.

Security type / sector allocation and top 10
equity holdings
Delaware Small Cap Value Fund
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
East West Bancorp	2.72%
MasTec	2.21%
Stifel Financial	2.20%
Berry Global Group	1.97%
ITT	1.96%
Altra Industrial Motion	1.90%
Louisiana-Pacific	1.80%
Webster Financial	1.76%
Flex	1.70%
Western Alliance Bancorp	1.62%

Schedule of investments
Delaware Small Cap Value Fund	November 30, 2020
	Number of shares	Value (US $)
Common Stock — 97.62%♦
Basic Industry — 7.61%
Arconic †	1,270,900	$34,962,459
Ashland Global Holdings	405,200	30,458,884
Berry Global Group †	1,740,110	92,225,830
HB Fuller	1,040,600	54,454,598
Huntsman	1,585,100	39,262,927
Louisiana-Pacific	2,461,700	84,263,991
Summit Materials Class A †	1,096,000	20,824,000
		356,452,689
Business Services — 1.80%
Deluxe	478,300	12,311,442
PAE †	1,295,100	12,445,911
WESCO International †	913,100	59,552,382
		84,309,735
Capital Spending — 10.07%
Altra Industrial Motion	1,571,043	89,172,401
Atkore International Group †	1,270,800	49,535,784
H&E Equipment Services	822,200	22,100,736
ITT	1,262,500	91,695,375
KBR	1,151,052	31,964,714
MasTec †	1,829,359	103,742,949
Primoris Services	1,268,100	30,751,425
Rexnord	1,408,100	52,817,831
		471,781,215
Consumer Cyclical — 4.33%
Adient †	965,800	30,219,882
Barnes Group	893,500	41,109,935
KB Home	1,277,700	44,975,040
Knoll	1,354,669	18,504,778
Meritage Homes †	582,200	52,485,330
Standard Motor Products	333,940	15,458,083
		202,753,048
Consumer Services — 9.82%
Aaron's Holdings	642,200	40,413,646
Acushnet Holdings	641,000	24,165,700
Asbury Automotive Group †	362,800	40,912,956
Cable One	19,180	37,989,251
Choice Hotels International	529,000	52,714,850
Cracker Barrel Old Country Store	360,500	50,318,590
Steven Madden	1,355,125	42,645,784
TEGNA	2,773,800	39,970,458

Schedule of investments
Delaware Small Cap Value Fund
	Number of shares	Value (US $)
Common Stock♦ (continued)
Consumer Services (continued)
Texas Roadhouse	510,200	$38,673,160
UniFirst	282,500	52,228,600
Wolverine World Wide	1,397,841	40,341,691
		460,374,686
Consumer Staples — 3.76%
Core-Mark Holding	890,100	27,762,219
J & J Snack Foods	310,200	45,099,978
Performance Food Group †	760,654	32,997,171
Scotts Miracle-Gro	194,200	34,134,534
Spectrum Brands Holdings	543,050	36,292,031
		176,285,933
Energy — 2.93%
CNX Resources †	3,956,100	37,226,901
Delek US Holdings	1,302,400	17,308,896
Dril-Quip †	619,400	17,603,348
Helix Energy Solutions Group †	3,611,900	13,580,744
Patterson-UTI Energy	3,169,400	13,660,114
WPX Energy †	5,309,700	37,805,064
		137,185,067
Financial Services — 26.62%
American Equity Investment Life Holding	2,267,700	59,595,156
Bank of NT Butterfield & Son	1,065,200	33,724,232
East West Bancorp	2,981,823	127,383,479
First Financial Bancorp	2,494,800	40,041,540
First Interstate BancSystem Class A	1,047,200	39,845,960
First Midwest Bancorp	2,784,400	38,953,756
FNB	7,259,400	64,100,502
Great Western Bancorp	2,106,350	34,607,330
Hancock Whitney	2,573,400	72,286,806
Hanover Insurance Group	595,700	66,926,895
Kemper	539,800	40,458,010
NBT Bancorp	599,200	17,946,040
Prosperity Bancshares	670,100	42,102,383
S&T Bancorp	808,156	18,094,613
Sandy Spring Bancorp	687,100	20,241,966
Selective Insurance Group	1,133,006	70,042,431
Stifel Financial	1,487,500	103,083,750
Synovus Financial	1,479,800	46,717,286
Umpqua Holdings	4,788,500	66,512,265
Valley National Bancorp	5,999,200	54,832,688
Webster Financial	2,179,000	82,453,360

	Number of shares	Value (US $)
Common Stock♦ (continued)
Financial Services (continued)
WesBanco	1,095,900	$31,375,617
Western Alliance Bancorp	1,480,200	75,889,854
		1,247,215,919
Healthcare — 3.39%
Avanos Medical †	955,700	40,512,123
Integer Holdings †	596,800	43,023,312
Integra LifeSciences Holdings †	799,600	43,762,108
Service Corp. International	652,400	31,732,736
		159,030,279
Real Estate Investment Trusts — 8.55%
Brandywine Realty Trust	4,090,137	45,523,225
Independence Realty Trust	1,740,700	22,420,216
Kite Realty Group Trust	1,305,457	18,798,581
Lexington Realty Trust	4,601,100	46,977,231
Life Storage	474,600	52,073,112
National Health Investors	516,600	33,403,356
Outfront Media	3,008,800	56,986,672
RPT Realty	2,553,689	18,718,540
Spirit Realty Capital	1,309,900	48,256,716
STAG Industrial	781,881	23,284,416
Summit Hotel Properties	3,017,700	26,223,813
Washington Real Estate Investment Trust	350,600	8,137,426
		400,803,304
Technology — 11.58%
Cirrus Logic †	589,100	47,186,910
Coherent †	215,408	26,232,386
Diodes †	441,500	30,004,340
Flex †	4,911,669	79,716,388
NCR †	436,207	12,069,848
NetScout Systems †	1,150,506	26,944,851
ON Semiconductor †	1,866,300	53,656,125
SYNNEX	284,700	45,640,257
Teradyne	616,100	67,980,474
Tower Semiconductor †	2,061,800	50,431,628
TTM Technologies †	3,361,402	43,899,910
Viavi Solutions †	3,063,100	41,489,689
Vishay Intertechnology	905,100	17,522,736
		542,775,542

Schedule of investments
Delaware Small Cap Value Fund
	Number of shares	Value (US $)
Common Stock♦ (continued)
Transportation — 3.15%
Kirby †	693,000	$35,065,800
Saia †	224,450	39,175,503
SkyWest	533,400	22,898,862
Werner Enterprises	1,259,900	50,383,401
		147,523,566
Utilities — 4.01%
ALLETE	565,200	31,786,848
Black Hills	799,100	48,609,253
PNM Resources	760,300	37,338,333
South Jersey Industries	1,024,900	23,593,198
Southwest Gas Holdings	721,800	46,375,650
		187,703,282
Total Common Stock (cost $3,609,061,899)		4,574,194,265

Short-Term Investments — 2.32%
Money Market Mutual Funds — 2.32%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	27,163,019	27,163,019
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	27,163,018	27,163,018
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.01%)	27,163,019	27,163,019
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	27,163,018	27,163,018
Total Short-Term Investments (cost $108,652,074)		108,652,074
Total Value of Securities—99.94% (cost $3,717,713,973)		$4,682,846,339
♦	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.
Summary of abbreviations:
GS – Goldman Sachs
See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Small Cap Value Fund	November 30, 2020
Assets:
Investments, at value*	$4,682,846,339
Cash	463,980
Dividends and interest receivable	5,200,206
Receivable for fund shares sold	12,309,814
Total Assets	4,700,820,339
Liabilities:
Payable for fund shares redeemed	10,555,303
Investment management fees payable to affiliates	2,385,189
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	975,540
Payable for securities purchased	620,350
Other accrued expenses	394,844
Distribution fees payable to affiliates	163,483
Dividend disbursing and transfer agent fees and expenses payable to affiliates	33,255
Trustees' fees and expenses payable to affiliates	29,646
Accounting and administration expenses payable to affiliates	12,848
Legal fees payable to affiliates	5,994
Reports and statements to shareholders expenses payable to affiliates	4,523
Total Liabilities	15,180,975
Total Net Assets	$4,685,639,364

Net Assets Consist of:
Paid-in capital	$3,748,679,648
Total distributable earnings (loss)	936,959,716
Total Net Assets	$4,685,639,364

Statement of assets and liabilities
Delaware Small Cap Value Fund
Net Asset Value

Class A:
Net assets	$551,442,245
Shares of beneficial interest outstanding, unlimited authorization, no par	9,903,206
Net asset value per share	$55.68
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$59.08

Class C:
Net assets	$46,462,677
Shares of beneficial interest outstanding, unlimited authorization, no par	1,039,276
Net asset value per share	$44.71

Class R:
Net assets	$43,823,600
Shares of beneficial interest outstanding, unlimited authorization, no par	815,437
Net asset value per share	$53.74

Institutional Class:
Net assets	$3,115,292,799
Shares of beneficial interest outstanding, unlimited authorization, no par	52,636,192
Net asset value per share	$59.19

Class R6:
Net assets	$928,618,043
Shares of beneficial interest outstanding, unlimited authorization, no par	15,653,612
Net asset value per share	$59.32
*Investments, at cost	$3,717,713,973
See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Small Cap Value Fund	Year ended November 30, 2020
Investment Income:
Dividends	$76,162,766

Expenses:
Management fees	25,559,981
Distribution expenses — Class A	1,272,170
Distribution expenses — Class C	503,587
Distribution expenses — Class R	211,998
Dividend disbursing and transfer agent fees and expenses	6,418,773
Accounting and administration expenses	685,410
Reports and statements to shareholders expenses	437,926
Registration fees	237,283
Trustees’ fees and expenses	224,720
Legal fees	203,730
Custodian fees	119,266
Audit and tax fees	35,286
Other	105,956
36,016,086
Less expenses paid indirectly	(9,432)
Total operating expenses	36,006,654
Net Investment Income	40,156,112
Net Realized and Unrealized Loss:
Net realized loss on investments	(39,807,994)
Net change in unrealized appreciation (depreciation) of investments	(79,578,311)
Net Realized and Unrealized Loss	(119,386,305)
Net Decrease in Net Assets Resulting from Operations	$(79,230,193)
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Small Cap Value Fund
	Year ended
	11/30/20	11/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$40,156,112	$44,693,729
Net realized gain (loss)	(39,807,994)	138,185,186
Net change in unrealized appreciation (depreciation)	(79,578,311)	171,381,637
Net increase (decrease) in net assets resulting from operations	(79,230,193)	354,260,552

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(26,836,930)	(48,159,678)
Class C	(3,124,333)	(5,793,001)
Class R	(2,279,071)	(4,426,662)
Institutional Class	(124,086,181)	(192,050,571)
Class R6	(27,982,274)	(29,190,659)
	(184,308,789)	(279,620,571)

Capital Share Transactions:
Proceeds from shares sold:
Class A	137,462,793	125,669,755
Class C	9,629,288	12,928,017
Class R	10,625,442	12,291,124
Institutional Class	1,229,328,754	876,690,020
Class R6	596,941,661	281,229,086

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	26,442,390	47,116,404
Class C	3,058,818	5,707,402
Class R	2,278,860	4,426,273
Institutional Class	120,505,849	186,340,898
Class R6	26,477,062	28,524,928
	2,162,750,917	1,580,923,907

	Year ended
	11/30/20	11/30/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(187,767,639)	$(273,609,076)
Class C	(24,774,471)	(23,929,760)
Class R	(18,475,683)	(23,592,812)
Institutional Class	(1,036,049,988)	(888,513,776)
Class R6	(269,976,409)	(119,337,638)
	(1,537,044,190)	(1,328,983,062)
Increase in net assets derived from capital share transactions	625,706,727	251,940,845
Net Increase in Net Assets	362,167,745	326,580,826

Net Assets:
Beginning of year	4,323,471,619	3,996,890,793
End of year	$4,685,639,364	$4,323,471,619
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Small Cap Value Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income to average net assets
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$61.58	$61.81	$67.13	$58.16	$52.55

0.39	0.52	0.37	0.34	0.28
(3.67)	3.63	(4.81)	8.94	8.55
(3.28)	4.15	(4.44)	9.28	8.83

(0.58)	(0.42)	(0.27)	(0.31)	(0.32)
(2.04)	(3.96)	(0.61)	—	(2.90)
(2.62)	(4.38)	(0.88)	(0.31)	(3.22)

$55.68	$61.58	$61.81	$67.13	$58.16

(5.70%)	8.69%	(6.70%)	16.01%	18.47%

$551,442	$637,146	$733,864	$881,709	$870,158
1.14%	1.15%	1.15%	1.18%	1.24%
0.80%	0.90%	0.56%	0.55%	0.57%
23%	18%	18%	15%	19%

Financial highlights
Delaware Small Cap Value Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income (loss) to average net assets
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$49.95	$50.96	$55.65	$48.34	$44.24

0.02	0.07	(0.10)	(0.10)	(0.07)
(3.00)	2.88	(3.98)	7.43	7.09
(2.98)	2.95	(4.08)	7.33	7.02

(0.22)	—	—	(0.02)	(0.02)
(2.04)	(3.96)	(0.61)	—	(2.90)
(2.26)	(3.96)	(0.61)	(0.02)	(2.92)

$44.71	$49.95	$50.96	$55.65	$48.34

(6.38%)	7.88%	(7.41%)	15.17%	17.58%

$46,463	$69,109	$74,828	$105,757	$107,104
1.89%	1.90%	1.90%	1.93%	1.99%
0.05%	0.15%	(0.19%)	(0.20%)	(0.18%)
23%	18%	18%	15%	19%

Financial highlights
Delaware Small Cap Value Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income to average net assets
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$59.52	$59.86	$65.05	$56.40	$51.05

0.26	0.36	0.20	0.18	0.15
(3.56)	3.52	(4.66)	8.66	8.30
(3.30)	3.88	(4.46)	8.84	8.45

(0.44)	(0.26)	(0.12)	(0.19)	(0.20)
(2.04)	(3.96)	(0.61)	—	(2.90)
(2.48)	(4.22)	(0.73)	(0.19)	(3.10)

$53.74	$59.52	$59.86	$65.05	$56.40

(5.92%)	8.42%	(6.92%)	15.71%	18.19%

$43,823	$55,697	$62,791	$84,131	$83,557
1.39%	1.40%	1.40%	1.43%	1.49%
0.55%	0.65%	0.31%	0.30%	0.32%
23%	18%	18%	15%	19%

Financial highlights
Delaware Small Cap Value Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income to average net assets
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$65.28	$65.29	$70.83	$61.32	$55.23

0.55	0.70	0.57	0.52	0.42
(3.86)	3.86	(5.08)	9.42	9.02
(3.31)	4.56	(4.51)	9.94	9.44

(0.74)	(0.61)	(0.42)	(0.43)	(0.45)
(2.04)	(3.96)	(0.61)	—	(2.90)
(2.78)	(4.57)	(1.03)	(0.43)	(3.35)

$59.19	$65.28	$65.29	$70.83	$61.32

(5.43%)	8.95%	(6.46%)	16.30%	18.77%

$3,115,293	$2,955,897	$2,731,344	$3,270,954	$2,166,172
0.89%	0.90%	0.90%	0.93%	0.99%
1.05%	1.15%	0.81%	0.80%	0.82%
23%	18%	18%	15%	19%

Financial highlights
Delaware Small Cap Value Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of net investment income to average net assets
Portfolio turnover
[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Portfolio turnover is representative of the Fund for the entire period.
See accompanying notes, which are an integral part of the financial statements.

Year ended				5/2/16[1] to 11/30/16
11/30/20	11/30/19	11/30/18	11/30/17
$65.41	$65.41	$70.95	$61.38	$51.46

0.64	0.81	0.69	0.65	0.32
(3.85)	3.85	(5.08)	9.43	9.60
(3.21)	4.66	(4.39)	10.08	9.92

(0.84)	(0.70)	(0.54)	(0.51)	—
(2.04)	(3.96)	(0.61)	—	—
(2.88)	(4.66)	(1.15)	(0.51)	—

$59.32	$65.41	$65.41	$70.95	$61.38

(5.28%)	9.14%	(6.29%)	16.52%	19.28%

$928,618	$605,623	$394,064	$207,719	$4,187
0.72%	0.72%	0.72%	0.75%	0.77%
1.22%	1.33%	0.99%	0.98%	0.96%
23%	18%	18%	15%	19%[5]

Notes to financial statements
Delaware Small Cap Value Fund	November 30, 2020
Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers or other financial intermediaries.
1. Significant Accounting Policies
The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles
(US GAAP) and are consistently followed by the Fund.
Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.
Federal and Foreign Income Taxes —  No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the
“more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund's federal income tax returns through the year ended November 30, 2020 and for all open tax years (years ended
November 30, 2017–November 30, 2019), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended November 30, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting —  Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.
Use of Estimates —  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other —  Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended November 30, 2020, the Fund earned $7,305 under this arrangement.
The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under
“Less expenses paid indirectly.” For the year ended November 30, 2020, the Fund earned $2,127 under this arrangement.

Notes to financial statements
Delaware Small Cap Value Fund
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.
DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended November 30, 2020, the Fund was charged $137,985 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended November 30, 2020, the Fund was charged $362,244 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. These fees are calculated daily and paid monthly. Class R6 and Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended November 30, 2020, the Fund was charged $114,561 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
For the year ended November 30, 2020, DDLP earned $27,947 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2020, DDLP received gross CDSC commissions of $1,977 and $5,456 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.
Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.
In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
3. Investments
For the year ended November 30, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$1,339,832,604
Sales	867,279,751
The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At November 30, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$3,739,250,746
Aggregate unrealized appreciation of investments	$1,227,293,493
Aggregate unrealized depreciation of investments	(283,697,900)
Net unrealized appreciation of investments	$943,595,593
US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or

Notes to financial statements
Delaware Small Cap Value Fund
3. Investments (continued)
unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of November 30, 2020:
Level 1
Securities
Assets:
Common Stock	$4,574,194,265
Short-Term Investments	108,652,074
Total Value of Securities	$4,682,846,339

During the year ended November 30, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund's policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.
A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund's net assets. During the year ended November 30, 2020, there were no Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2020 and 2019 was as follows:
	Year ended
	11/30/20	11/30/19
Ordinary income	$47,922,741	$65,079,056
Long-term capital gains	136,386,048	214,541,515
Total	$184,308,789	$279,620,571
5. Components of Net Assets on a Tax Basis
As of November 30, 2020, the components of net assets on a tax basis were as follows:
Shares of beneficial interest	$3,748,679,648
Undistributed ordinary income	31,678,777
Capital loss carryforwards	(38,314,654)
Unrealized appreciation of investments	943,595,593
Net assets	$4,685,639,364
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2020, the Fund had no reclassifications.
At November 30, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:
Loss carryforward character
Short-term	Long-term	Total
$ 38,314,654	$ —	$ 38,314,654

Notes to financial statements
Delaware Small Cap Value Fund
6. Capital Shares
Transactions in capital shares were as follows:
	Year ended
	11/30/20	11/30/19
Shares sold:
Class A	2,909,812	2,210,400
Class C	236,401	285,091
Class R	227,744	221,304
Institutional Class	25,659,869	14,452,689
Class R6	11,282,268	4,643,083

Shares issued upon reinvestment of dividends and distributions:
Class A	433,909	977,924
Class C	62,070	145,005
Class R	38,657	94,822
Institutional Class	1,864,838	3,655,894
Class R6	409,481	559,532
	43,125,049	27,245,744

Shares redeemed:
Class A	(3,787,725)	(4,713,812)
Class C	(642,826)	(514,743)
Class R	(386,778)	(429,251)
Institutional Class	(20,166,039)	(14,666,586)
Class R6	(5,296,959)	(1,968,495)
	(30,280,327)	(22,292,887)
Net increase	12,844,722	4,952,857
Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended November 30, 2020 and 2019, the Fund had the following exchange transactions:
	Exchange Redemptions				Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class R6 Shares	Class A Shares	Institutional Class Shares	Class R6 Shares	Value
Year ended
11/30/20	11,650	7,387	51,430	3,811	4,924	15,758	51,397	$4,454,823
Year ended
11/30/19	43,988	3,061	380,736	17,034	3,175	57,579	380,602	27,557,018

7. Line of Credit
The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.
On November 2, 2020, the Fund, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the agreement expires on November 1, 2021.
The Fund had no amounts outstanding as of November 30, 2020, or at any time during the year then ended.
8. Securities Lending
The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by

Notes to financial statements
Delaware Small Cap Value Fund
8. Securities Lending (continued)
government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.
The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.
During the year ended November 30, 2020, the Fund had no securities out on loan.
9. Credit and Market Risk
Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund’s performance.
The Fund invests in growth stocks (such as those in the financial services sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2020. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2020, there were no Rule 144A securities held by the Fund.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.
11. Recent Accounting Pronouncements
In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to November 30, 2020, that would require recognition or disclosure in the Fund's financial statements.

Report of independent registered public accounting firm
To the Board of Trustees of Delaware Group® Equity Funds V
and Shareholders of Delaware Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Small Cap Value Fund (one of the funds constituting Delaware Group® Equity Funds V, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statements of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 21, 2021
We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)
Delaware Small Cap Value Fund
Tax Information
The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended November 30, 2020, the Fund reports distributions paid during the year as follows:
(A) Long-Term Capital Gain Distributions (Tax Basis)	74.00%
(B) Ordinary Income Distributions (Tax Basis)*	26.00%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends[1]	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on the Fund’s ordinary income distributions.
1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended November 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 100%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Small Cap Value Fund at a meeting held August 11-13, 2020
At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Small Cap Value Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale;

Other Fund information (Unaudited)
Delaware Small Cap Value Fund
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Small Cap Value Fund at a meeting held August 11-13, 2020 (continued)
and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.
In considering information relating to the approval of the Fund’s advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.
Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.
Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Fund. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.
Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent, applicable, ended January 31, 2020. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.
Broadridge currently classifies the Fund as a small-cap core fund. However, Management believes that, because the Fund utilizes a value investment philosophy and process, it would be more appropriate to include the Fund in the small-cap value funds category. Accordingly, the Broadridge report prepared for the Fund compares the Fund’s performance to two separate Performance Universes – one consisting of the Fund and all retail and institutional small-cap core funds and the other consisting of the Fund and all retail and institutional small-cap value funds. When compared to other small-cap core funds, the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile of the Performance Universe. The report further showed that the Fund’s total return for the
3-year period was in the third quartile of its Performance Universe and the Fund’s total return for the
5- and 10-year periods was in the second quartile of its Performance Universe. When compared to other small-cap value funds, the Broadridge report comparison showed that the Fund’s total return for the
1-, 3-, 5-, and 10-year periods was in the first quartile of the Performance Universe. The Board was satisfied with performance.
Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

Other Fund information (Unaudited)
Delaware Small Cap Value Fund
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Small Cap Value Fund at a meeting held August 11-13, 2020 (continued)
When compared to other small-cap core funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. When compared to small-cap value funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.
Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.
Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Fund and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.
Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2020, the Fund’s net assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized
46

by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.
    47

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Global Head of Macquarie Investment Management[2] (January 2019–Present) Head of Americas of Macquarie Group (December 2017–Present) Deputy Global Head of Macquarie Investment Management (2017–2019) Head of Macquarie Investment Management Americas (2015–2017)	85	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
48

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees
Jerome D. Abernathy 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	85	None
Thomas L. Bennett 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	85	None
Ann D. Borowiec 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	85	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
    49

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Joseph W. Chow 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	85	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
John A. Fry 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	85	Director; Compensation Committee and Governance Committee Member — Community Health Systems
(May 2004–Present)
Director — Drexel Morgan & Co. (2015–2019)
Director and Audit Committee Member — vTv Therapeutics Inc. (2017–Present)
Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)
Director — Federal Reserve
Bank of Philadelphia
					(January 2020–Present)
50

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Lucinda S. Landreth 610 Market Street Philadelphia, PA 19106-2354 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	85	None
Frances A. Sevilla-Sacasa 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	85	Trust Manager and Audit Committee Chair — Camden Property Trust
(August 2011–Present)
Director; Strategic
Planning and Reserves
Committee and Nominating
and Governance
Committee Member —
Callon Petroleum Company
(December 2019–Present)
					Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)
    51

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Thomas K. Whitford 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	85	Director — HSBC North America Holdings Inc.
(December 2013–Present)
Director — HSBC USA Inc.
(July 2014–Present)
Director — HSBC Bank USA, National Association
(July 2014–March 2017)
Director — HSBC Finance Corporation
(December 2013–April 2018)
52

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	85	Director; Finance Committee and Audit Committee Member — H&R Block Corporation
(July 2008–Present)
Director; Investments Committee, Capital and Finance Committee, and Audit Committee Member — Grange Insurance (2013–Present)
Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)
Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)
    53

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Janet L. Yeomans 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	85	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)
Officers
David F. Connor 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	85	None[3]
Daniel V. Geatens 610 Market Street Philadelphia, PA 19106-2354 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	85	None[3]
54

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Richard Salus 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	85	None
1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.
The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.
    55

About the organization
Board of trustees
Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds®
by Macquarie
Philadelphia, PA
Jerome D. Abernathy
Managing Director
Stonebrook Capital
Management, LLC
Jersey City, NJ
Thomas L. Bennett
Chairman of the Board
Delaware Funds
by Macquarie
Private Investor
Rosemont, PA
Ann D. Borowiec
Former Chief Executive
Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY
Joseph W. Chow
Former Executive Vice
President
State Street Corporation
Boston, MA
John A. Fry
President
Drexel University
Philadelphia, PA
Lucinda S. Landreth
Former Chief Investment
Officer
Assurant, Inc.
New York, NY
Frances A.
Sevilla-Sacasa
Former Chief Executive
Officer
Banco Itaú International
Miami, FL
Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA
Christianna Wood
Chief Executive Officer
and President
Gore Creek Capital, Ltd.
Golden, CO
Janet L. Yeomans
Former Vice President and
Treasurer
3M Company
St. Paul, MN
Affiliated officers
David F. Connor
Senior Vice President,
General Counsel,
and Secretary
Delaware Funds
by Macquarie
Philadelphia, PA
Daniel V. Geatens
Vice President and
Treasurer
Delaware Funds
by Macquarie
Philadelphia, PA
Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds
by Macquarie
Philadelphia, PA
This annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at
delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.
56

Delaware Funds® by Macquarie privacy practices notice
We are committed to protecting the privacy of our potential, current, and former customers. To provide the products and services you request, we must collect personal information about you. We do not sell your personal information to third parties. We collect your personal information and share it with third parties as necessary to provide you with the products or services you request and to administer your business with us. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our privacy practices notice as required by law. We are committed to continuing to protect your personal information even after that relationship ends. You do not need to take any action because of this notice.
Information we may collect
and use
We collect personal information about you to help us identify you as our potential, current, or former customer; to process your requests and transactions; to offer investment services to you; or to tell you about our products or services we believe you may want to use. The type of personal information we collect depends on the products or services you request and may include the following:
• Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, and your financial history.
• Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.
• Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.
• Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.
How we use your personal information
We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators;
broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.
We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share

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Delaware Funds® by Macquarie privacy practices notice
customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.
Security of information
Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.
Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
This privacy practices notice is being provided on behalf of the following:
Delaware Capital Management
Delaware Capital Management Advisers, Inc.
Delaware Distributors, Inc.
Delaware Distributors, L.P.
Delaware Funds® by Macquarie
Delaware Enhanced Global Dividend and Income Fund
Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Investments® Colorado Municipal Income Fund, Inc.
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund
Delaware Pooled® Trust
Delaware VIP® Trust
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Advisers Partner, Inc.
Delaware Investments Distribution Partner, Inc.
Delaware Investments Fund Advisers
Delaware Investments Fund Services Company
Delaware Investments Management Company, LLC
Delaware Management Company
Delaware Management Trust Company
Delaware Service Company, Inc.
Four Corners Capital Management, LLC
Macquarie Absolute Return MBS Fund, LP
Macquarie Absolute Return MBS Fund
Macquarie Alternative Strategies
Macquarie Allegiance Capital, LLC
Macquarie Asset Advisers
Macquarie Emerging Markets Small Cap Fund, LLC
Macquarie Funds Management Hong Kong Limited

ii
        This page is not part of the annual report.

Macquarie Global Infrastructure Total Return Fund Inc.
Macquarie Investment Management Advisers
Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management Business Trust
Macquarie Investment Management Europe Limited
Macquarie Investment Management Europe S.A.
Macquarie Investment Management General Partner, Inc.
Macquarie Investment Management Global Limited
Macquarie Multi-Cap Growth Fund, LP
Macquarie Real Estate Absolute Return Partners, Inc.
Macquarie Total Return Fund Inc.
Optimum Fund Trust
Revised February 2020
    This page is not part of the annual report.    iii

Delaware Funds® by Macquarie
Equity funds
US equity funds
• Delaware Equity Income Fund1
• Delaware Growth and Income Fund1
• Delaware Growth Equity Fund
• Delaware Mid Cap Value Fund
• Delaware Opportunity Fund
• Delaware Select Growth Fund2
• Delaware Small Cap Core Fund3
• Delaware Small Cap Growth Fund
• Delaware Small Cap Value Fund
• Delaware Smid Cap Growth Fund
• Delaware Special Situations Fund
• Delaware U.S. Growth Fund
• Delaware Value® Fund
Global / international equity funds
• Delaware Emerging Markets Fund
• Delaware Global Equity Fund
• Delaware International Fund
• Delaware International Small Cap Fund
• Delaware International Value Equity Fund
Alternative / specialty funds
• Delaware Covered Call Strategy Fund
• Delaware Healthcare Fund
• Delaware Hedged U.S. Equity Opportunities Fund
• Delaware Premium Income Fund
Multi-asset funds
• Delaware Global Listed Real Assets Fund
• Delaware Strategic Allocation Fund
• Delaware Total Return Fund
• Delaware Wealth Builder Fund

1On November 18, 2020, the Board of Trustees of Delaware Group® Equity Funds IV (the “Board”) approved the replacement of the Fund's current portfolio managers with the Global Systematic Investment team of the Fund's current sub-advisor, Macquarie Investment Management Global Limited (MIMGL). In connection with this determination, the Board approved certain changes to the Fund's investment strategies. These portfolio management and strategy changes will be effective on or about January 29, 2021 (the “Effective Date”). The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.
Carefully consider a Fund’s investment objectives, risk factors, charges, and expenses before investing.
This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus.
A Delaware Funds by Macquarie prospectus may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.
Investing involves risk, including the possible loss of principal.
The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
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        This page is not part of the annual report.

Fixed income funds
Taxable fixed income funds
• Delaware Corporate Bond Fund
• Delaware Diversified Income Fund
• Delaware Emerging Markets Debt Corporate Fund
• Delaware Extended Duration Bond Fund
• Delaware Floating Rate Fund
• Delaware Floating Rate II Fund
• Delaware Fund for Income
• Delaware High-Yield Opportunities Fund
• Delaware International Opportunities Bond Fund
• Delaware Investment Grade Fund
• Delaware Investments Ultrashort Fund
• Delaware Limited Duration Bond Fund
• Delaware Limited-Term Diversified Income Fund
• Delaware Strategic Income Fund
• Delaware Strategic Income II Fund

Municipal fixed income funds
• Delaware Minnesota High-Yield Municipal Bond Fund
• Delaware National High-Yield Municipal Bond Fund
• Delaware Tax-Free Arizona Fund
• Delaware Tax-Free California Fund
• Delaware Tax-Free Colorado Fund
• Delaware Tax-Free Idaho Fund
• Delaware Tax-Free Minnesota Fund
• Delaware Tax-Free Minnesota Intermediate Fund
• Delaware Tax-Free New Jersey Fund
• Delaware Tax-Free New York Fund
• Delaware Tax-Free Oregon Fund
• Delaware Tax-Free Pennsylvania Fund
• Delaware Tax-Free USA Fund
• Delaware Tax-Free USA Intermediate Fund
2On May 20, 2020, the Board of Trustees approved the replacement of the Fund’s current sub-advisor with the US Growth Equity team of the Fund’s investment manager, Delaware Management Company. In connection with this determination, the Board approved certain changes to the Fund’s investment strategies. These portfolio management and strategy changes were effective July 31, 2020. The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.
3Closed to certain new investors.
    This page is not part of the annual report.    v

Caring for your portfolio
Over a lifetime, things change. When they do, it’s important to ensure that your investments stay in tune with your personal situation.
If you decide to make some changes, check
out the convenient options provided by Macquarie Investment Management. We try to make it easy for you to avoid some of the sales charges that you might otherwise have to pay when you withdraw and invest your money with another firm.
Most importantly, you may generally
exchange all or part of your shares in one Delaware Funds® by Macquarie mutual fund for shares of the same class of another fund without paying a front-end sales charge or a contingent deferred sales charge (CDSC).
Choose the investment method suitable for you
After you’ve evaluated your overall investments, you have choices about how to implement any changes:
1. Move assets all at once at any time.
2. Migrate funds to a different investment slowly through a systematic exchange. You can arrange automatic monthly exchanges of your shares in one Delaware fund for those in another Delaware fund. Systematic exchanges are subject to the same rules as regular exchanges, which are explained in the right column, including a $100 minimum monthly amount per fund.
3. Use our automatic investing plan for future investments in different vehicles. To allocate your future investments differently, the Macquarie Investment Management automatic investing plan allows you to make regular monthly or quarterly investments directly from your checking account.
Important notes about exchanging or redeeming shares
For automated exchanges, a minimum exchange of $100 per fund is required monthly. If the value of your account is $5,000 or more, you can make systematic withdrawals of at least $25 monthly, or $75 quarterly. If the annual amount you withdraw is less than 12% of your account balance at the time the systematic withdrawal plan is established, the CDSC ordinarily applicable to certain fund classes will be waived. More details are available in your prospectus or at
delawarefunds.com/literature.
If you exchange shares from Class R shares of any fund, you will pay any applicable sales charge on your new shares.
When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares.
You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange.
We may refuse the purchase side of any exchange request if, in the manager’s judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
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Contact information
Shareholder assistance by phone
800 523-1918, weekdays from 8:30am to
6:00pm ET
For securities dealers and financial
institutions representatives only
800 362-7500
Regular mail
P.O. Box 9876
Providence, RI 02940-8076
Overnight courier service
4400 Computer Drive
Westborough, MA 01581-1722
Macquarie Investment Management • 610 Market Street • Philadelphia, PA 19106-2354
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products.
Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than MBL, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
(1467615)
AR-021-121
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Annual report
Multi-asset mutual fund
Delaware Wealth Builder Fund
November 30, 2020
Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.
You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.
Carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.
You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie
Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.
If you are interested in learning more about creating an investment plan, contact your financial advisor.
You can learn more about Delaware Funds or obtain a prospectus for Delaware Wealth Builder Fund at delawarefunds.com/literature.
Manage your account online
•   Check your account balance and transactions
•  View statements and tax forms
•  Make purchases and redemptions
Visit delawarefunds.com/account-access.
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
Unless otherwise noted, views expressed herein are current as of November 30, 2020, and subject to change for events occurring after such date.
The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.
Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.
All third-party marks cited are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Wealth Builder Fund	December 8, 2020 (Unaudited)
Performance preview (for the year ended November 30, 2020)
Delaware Wealth Builder Fund (Institutional Class shares)	1-year return	+1.50%
Delaware Wealth Builder Fund (Class A shares)	1-year return	+1.30%
60% S&P 500® Index / 40% Bloomberg Barclays US Aggregate Index (primary benchmark)	1-year return	+15.03%
S&P 500 Index (secondary benchmark)	1-year return	+17.46%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Wealth Builder Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.
Please see page 7 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks to provide high current income and an investment that has the potential for capital appreciation.
Market review
Economic backdrop
The Fund’s fiscal year ended November 30, 2020, was mixed from a performance perspective. Risk assets were up during the 12-month period, albeit with much unexpected volatility. The period began with optimism as consensus anticipated a mid-cycle bounce in growth to be the dominant theme for at least the first two months of 2020.
That optimism quickly faded, however, when the coronavirus emerged in China in mid-January 2020. It became increasingly clear through February and March that the virus would not be contained there when reported cases around the globe increased significantly. The realization of a pandemic ignited a repricing within global asset markets as risk asset prices fell heavily amid a flight to quality (particularly in US Treasurys and the US dollar) and a scramble for liquidity.
Contrasting themes marked the latter half of the period as risk markets recovered and pushed toward all-time highs, despite virus cases
We believe vigilant and continuous assessment of the current market environment offers opportunities to take advantage of market dislocations and achieve what we consider to be attractive, risk-adjusted returns through an active focus on portfolio risk and diversification.

    1

Portfolio management review
Delaware Wealth Builder Fund
increasing in the United States, Europe, and Asia. Financial markets focused on the improving economic data, the abundant liquidity provided by central banks, the US election resulting in a Joe Biden win, and the prospect of a vaccine for the virus.
Within the Fund
For the fiscal year ended November 30, 2020, Delaware Wealth Builder Fund underperformed its primary benchmark, a blend of 60% S&P 500 Index and 40% Bloomberg Barclays US Aggregate Index. The Fund also underperformed its secondary benchmark, the S&P 500 Index. The Fund’s Institutional Class shares gained 1.50%. The Fund’s Class A shares rose 1.30% at net asset value and declined 4.49% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the blend of 60% S&P 500 Index and 40% Bloomberg Barclays US Aggregate Index rose 15.03% and the S&P 500 Index gained 17.46%. For complete, annualized performance of Delaware Wealth Builder Fund, please see the table on page 4.
The Fund’s underperformance for the fiscal year largely resulted from its equity exposure, which was, to a large extent, allocated to value equities. These generally delivered lower returns than US large-cap core equities for the 12-month period. When US growth sectors deliver higher total returns than value sectors, the Fund tends to struggle by comparison with its peers. Additionally, within the equities component, the allocation to international and real estate equities, which both underperformed the broad market, was unfavorable for the Fund during the
12-month period.
Within the fixed income sleeve, key contributors to performance included an overweight to investment grade corporates, security selection within A-rated investment grade corporates, a small underweight to emerging markets, and yield curve management. Key detractors from performance included an overweight to commercial mortgage-backed securities and security selection within BBB-rated investment grade corporates.
Portfolio positioning
The Fund’s strategic policy weights reflect a commitment to seeking diversification across geographies and asset classes. As part of the oversight process, we periodically analyze the sources of the Fund’s active performance.
Over the 12 months ended November 30, 2020, the Fund’s active positioning with respect to the strategic policy weights of different asset classes was disadvantageous to its performance, relative to its hypothetical returns at the strategic policy weights. Most of this underperformance occurred after the first quarter of 2020.
We also periodically examine derivatives’ contribution to the Fund’s performance. Based on the available information, the Fund’s combination of futures, options, swaps, and currency positions had only a limited effect on performance during the 12 months ended November 30, 2020.
As the Fund’s fiscal year ended, we sought to continue to deliver the potential benefits of diversification while actively managing risk. The Fund, therefore, seeks to deliver returns that are derived from tactical asset allocation decisions as well as from active management of individual asset classes and investment styles. We manage the Fund based on the assumption that investors should keep a global perspective when evaluating potential investment opportunities, and, as a result, we continue to include investment possibilities around the globe within the Fund.
The growth outlook is unclear, in our view, as volatile macroeconomic factors paired with the pandemic have escalated global economic and market uncertainties. While we believe the worst of the recession is likely behind us, the path to recovery is not yet laid out in front of us.

2

A thoughtful active management approach is needed given increased political, economic, and market uncertainty. We believe vigilant and continuous assessment of the current market environment offers opportunities to take advantage of market dislocations and achieve what we consider to be attractive, risk-adjusted returns through an active focus on portfolio risk and diversification.
    3

Performance summary
Delaware Wealth Builder Fund	November 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. December 2, 1996)
Excluding sales charge	+1.30%	+4.93%	+6.97%	+7.22%
Including sales charge	-4.49%	+3.70%	+6.33%	+6.96%
Class C (Est. October 1, 2003)
Excluding sales charge	+0.47%	+4.13%	+6.16%	+5.25%
Including sales charge	-0.51%	+4.13%	+6.16%	+5.25%
Class R (Est. October 1, 2003)
Excluding sales charge	+0.99%	+4.66%	+6.70%	+5.77%
Including sales charge	+0.99%	+4.66%	+6.70%	+5.77%
Institutional Class (Est. December 2, 1996)
Excluding sales charge	+1.50%	+5.18%	+7.23%	+7.41%
Including sales charge	+1.50%	+5.18%	+7.23%	+7.41%
60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index	+15.03%	+10.54%	+10.24%	+7.79%*
S&P 500 Index	+17.46%	+13.99%	+14.19%	+8.89%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service
(12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual
12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual

4

12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.
Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.
The Fund may invest up to 45% of its net assets in high yield, higher-risk corporate bonds.
Fixed income securities and bond investments can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.
The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.
    5

Performance summary
Delaware Wealth Builder Fund
2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.83% of the Fund’s average daily net assets from December 1, 2019 to November 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	1.09%	1.84%	1.34%	0.84%
Net expenses (including fee waivers, if any)	1.08%	1.83%	1.33%	0.83%
Type of waiver	Contractual	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from March 27, 2020 through March 31, 2021.
6

Performance of a $10,000 investment1
Average annual total returns from November 30, 2010 through November 30, 2020
For period beginning November 30, 2010 through November 30, 2020	Starting value	Ending value
S&P 500 Index	$10,000	$37,704
60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index	$10,000	$26,519
Delaware Wealth Builder Fund — Institutional Class shares	$10,000	$20,099
Delaware Wealth Builder Fund — Class A shares	$9,425	$18,479
1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on November 30, 2010, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 8.
The graph also assumes $10,000 invested in the 60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index (the Fund's primary benchmark) and the S&P 500 Index (the Fund's secondary benchmark) as of November 30, 2010. The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.

    7

Performance summary
Delaware Wealth Builder Fund
	Nasdaq symbols	CUSIPs
Class A	DDIAX	24610B107
Class C	DDICX	24610B305
Class R	DDDRX	24610B842
Institutional Class	DDIIX	24610B404
8

Disclosure of Fund expenses
For the six-month period from June 1, 2020 to November 30, 2020 (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2020 to November 30, 2020.
Actual expenses
The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.
    9

Disclosure of Fund expenses
For the six-month period from June 1, 2020 to November 30, 2020 (Unaudited)
Delaware Wealth Builder Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Annualized Expense Ratio	Expenses Paid During Period 6/1/20 to 11/30/20*
Actual Fund return†
Class A	$1,000.00	$1,113.20	1.09%	$5.76
Class C	1,000.00	1,108.90	1.84%	9.70
Class R	1,000.00	1,112.10	1.34%	7.08
Institutional Class	1,000.00	1,114.90	0.84%	4.44
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.55	1.09%	$5.50
Class C	1,000.00	1,015.80	1.84%	9.27
Class R	1,000.00	1,018.30	1.34%	6.76
Institutional Class	1,000.00	1,020.80	0.84%	4.24
*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.
In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.
10

Security type / sector allocation and top 10
equity holdings
Delaware Wealth Builder Fund	As of November 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Agency Mortgage-Backed Securities	0.82%
Collateralized Debt Obligations	0.20%
Convertible Bonds	9.17%
Corporate Bonds	16.38%
Banking	1.10%
Basic Industry	1.86%
Capital Goods	0.96%
Communications	1.50%
Consumer Cyclical	1.50%
Consumer Non-Cyclical	1.10%
Energy	2.10%
Financials	0.74%
Healthcare	1.18%
Insurance	0.23%
Media	1.51%
Real Estate Investment Trusts	0.29%
Services	0.62%
Technology & Electronics	0.40%
Transportation	0.29%
Utilities	1.00%
Non-Agency Commercial Mortgage-Backed Securities	0.59%
Sovereign Bonds	2.05%
Supranational Bank	0.25%
US Treasury Obligations	1.30%
Common Stock	54.17%
Communication Services	5.70%
Consumer Discretionary	4.01%
Consumer Staples	6.25%
Energy	1.26%
Financials	5.41%
Healthcare	8.83%
Industrials	6.15%
Information Technology	7.63%
Materials	1.82%
REIT Diversified	0.57%
REIT Healthcare	0.47%
REIT Industrial	0.66%
REIT Information Technology	0.68%
    11

Security type / sector allocation and top 10
equity holdings
Delaware Wealth Builder Fund
Security type / sector	Percentage of net assets
REIT Mall	0.12%
REIT Manufactured Housing	0.25%
REIT Multifamily	1.71%
REIT Office	0.26%
REIT Self-Storage	0.38%
REIT Shopping Center	0.35%
REIT Single Tenant	0.24%
REIT Specialty	0.21%
Utilities	1.21%
Convertible Preferred Stock	2.91%
Preferred Stock	0.17%
Exchange-Traded Funds	8.25%
Limited Partnerships	2.12%
Leveraged Non-Recourse Security	0.00%
Short-Term Investments	1.49%
Total Value of Securities	99.87%
Receivables and Other Assets Net of Liabilities	0.13%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
Dollar Tree	1.43%
American International Group	1.38%
Comcast Class A	1.36%
Cisco Systems	1.36%
Raytheon Technologies	1.35%
Caterpillar	1.35%
DuPont de Nemours	1.35%
Broadcom	1.34%
Equity Residential	1.33%
Walt Disney	1.32%
12

Schedule of investments
Delaware Wealth Builder Fund	November 30, 2020
	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities — 0.82%
Fannie Mae S.F. 30 yr
2.00% 11/1/50	149,593	$155,419
2.50% 9/1/50	295,187	309,629
2.50% 10/1/50	291,147	305,392
3.00% 11/1/46	106,772	112,354
3.00% 11/1/48	19,914	20,868
3.00% 12/1/49	8,912	9,529
3.00% 7/1/50	193,910	203,050
3.50% 2/1/48	101,364	110,144
3.50% 11/1/48	37,069	39,198
3.50% 12/1/49	301,340	326,951
4.00% 4/1/47	15,219	16,777
4.00% 6/1/48	176,988	194,696
4.00% 9/1/48	10,337	11,177
4.00% 6/1/49	15,167	16,579
4.50% 2/1/41	15,648	17,567
4.50% 10/1/45	15,410	17,196
4.50% 4/1/48	614,499	683,920
4.50% 1/1/49	231,381	256,256
4.50% 1/1/50	26,166	28,596
5.00% 7/1/49	221,307	248,008
Freddie Mac S.F. 30 yr
3.00% 1/1/50	19,095	20,216
4.00% 7/1/47	6,264	6,731
4.00% 10/1/47	59,847	64,140
4.50% 1/1/49	18,142	20,095
4.50% 4/1/49	21,396	23,489
4.50% 8/1/49	47,862	53,138
Total Agency Mortgage-Backed Securities (cost $3,213,379)		3,271,115

Collateralized Debt Obligations — 0.20%
Cedar Funding IX CLO Series 2018-9A A1 144A 1.198% (LIBOR03M + 0.98%, Floor 0.98%) 4/20/31 #, •	250,000	247,714
Octagon Investment Partners 48 Series 2020-3A A 144A 1.732% (LIBOR03M + 1.50%, Floor 1.50%) 10/20/31 #, •	300,000	300,552
Sound Point Clo XXI Series 2018-3A A1A 144A 1.395% (LIBOR03M + 1.18%, Floor 1.18%) 10/26/31 #, •	250,000	248,737
Total Collateralized Debt Obligations (cost $793,757)		797,003

    13

Schedule of investments
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Convertible Bonds — 9.17%
Capital Goods — 0.40%
Aerojet Rocketdyne Holdings 2.25% exercise price $26.00, maturity date 12/15/23	174,000	$257,398
Chart Industries 144A 1.00% exercise price $58.72, maturity date 11/15/24 #	721,000	1,347,820
		1,605,218
Communications — 1.35%
DISH Network 3.375% exercise price $65.18, maturity date 8/15/26	1,153,000	1,152,308
InterDigital 2.00% exercise price $81.29, maturity date 6/1/24	1,391,000	1,458,292
Liberty Broadband 144A 1.25% exercise price $900.01, maturity date 9/30/50 #	1,250,000	1,274,375
Liberty Media 2.25% exercise price $33.41, maturity date 9/30/46	3,239,000	1,526,831
		5,411,806
Consumer Non-Cyclical — 2.93%
BioMarin Pharmaceutical 0.599% exercise price $124.67, maturity date 8/1/24	689,000	718,870
Chefs' Warehouse 144A 1.875% exercise price $44.20, maturity date 12/1/24 #	1,250,000	1,178,756
Coherus Biosciences 144A 1.50% exercise price $19.26, maturity date 4/15/26 #	109,000	129,875
Collegium Pharmaceutical 2.625% exercise price $29.19, maturity date 2/15/26	722,000	678,229
FTI Consulting 2.00% exercise price $101.38, maturity date 8/15/23	979,000	1,198,296
Integra LifeSciences Holdings 144A 0.50% exercise price $73.67, maturity date 8/15/25 #	1,246,000	1,260,796
Jazz Investments I 144A 2.00% exercise price $155.81, maturity date 6/15/26 #	865,000	1,031,086
Ligand Pharmaceuticals 0.75% exercise price $248.48, maturity date 5/15/23	937,000	872,581
Neurocrine Biosciences 2.25% exercise price $75.92, maturity date 5/15/24	310,000	429,931
Paratek Pharmaceuticals 4.75% exercise price $15.90, maturity date 5/1/24	1,600,000	1,385,714
Team 5.00% exercise price $21.70, maturity date 8/1/23	1,615,000	1,454,792
Travere Therapeutics 2.50% exercise price $38.80, maturity date 9/15/25	1,442,000	1,367,737
		11,706,663
14

	Principal amount°	Value (US $)

Convertible Bonds (continued)
Energy — 1.38%
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	2,892,000	$2,192,538
Helix Energy Solutions Group 6.75% exercise price $6.97, maturity date 2/15/26	1,476,000	1,438,767
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	1,936,000	1,897,379
		5,528,684
Real Estate Investment Trusts — 0.41%
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity date 3/15/23	1,671,000	1,660,969
		1,660,969
Technology — 2.41%
Boingo Wireless 1.00% exercise price $42.31, maturity date 10/1/23	2,304,000	2,067,840
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	585,000	649,974
Microchip Technology 1.625% exercise price $94.91, maturity date 2/15/27	634,000	1,244,225
ON Semiconductor 1.625% exercise price $20.72, maturity date 10/15/23	544,000	843,477
Palo Alto Networks 0.75% exercise price $266.35, maturity date 7/1/23	767,000	954,712
Pluralsight 0.375% exercise price $38.76, maturity date 3/1/24	1,796,000	1,632,193
Quotient Technology 1.75% exercise price $17.36, maturity date 12/1/22	1,633,000	1,572,679
Synaptics 0.50% exercise price $73.02, maturity date 6/15/22	544,000	665,040
		9,630,140
Utilities — 0.29%
NRG Energy 2.75% exercise price $46.25, maturity date 6/1/48	1,065,000	1,155,108
		1,155,108
Total Convertible Bonds (cost $35,250,172)		36,698,588

Corporate Bonds — 16.38%
Banking — 1.10%
Banco de Credito del Peru 144A 2.70% 1/11/25 #	204,000	211,395
Banco del Estado de Chile 144A 2.704% 1/9/25 #	205,000	216,405
Banco Nacional de Panama 144A 2.50% 8/11/30 #	200,000	199,750
    15

Schedule of investments
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
Bank of America
1.922% 10/24/31 μ	70,000	$70,623
2.456% 10/22/25 μ	15,000	15,928
2.884% 10/22/30 μ	20,000	21,875
3.194% 7/23/30 μ	55,000	61,455

Bank of Georgia 144A 6.00% 7/26/23 #	200,000	214,540
BBVA Bancomer
144A 1.875% 9/18/25 #	200,000	201,000
144A 6.75% 9/30/22 #	274,000	296,811

Deutsche Bank 2.222% 9/18/24 μ	150,000	153,161
Goldman Sachs Group 3.50% 4/1/25	80,000	88,716
JPMorgan Chase & Co.
2.739% 10/15/30 μ	20,000	21,720
4.023% 12/5/24 μ	80,000	88,088
5.00% μ, ψ	85,000	89,354
Morgan Stanley
1.433% 5/8/24 •	35,000	35,626
1.794% 2/13/32 μ	25,000	25,207
5.00% 11/24/25	95,000	113,348
5.875% μ, ψ	530,000	590,287

Natwest Group 8.625% μ, ψ	320,000	333,626
PNC Financial Services Group 2.60% 7/23/26	180,000	197,128
Popular 6.125% 9/14/23	560,000	605,441
State Street
3.10% 5/15/23	10,000	10,649
3.30% 12/16/24	130,000	144,112

Truist Bank 2.636% 9/17/29 μ	185,000	193,873
US Bancorp
3.00% 7/30/29	25,000	28,059
3.10% 4/27/26	25,000	27,889
3.375% 2/5/24	60,000	65,092

USB Capital IX 3.50% (LIBOR03M + 1.02%) ψ, •	85,000	81,524
		4,402,682
Basic Industry — 1.86%
Allegheny Technologies 5.875% 12/1/27	270,000	281,306
AngloGold Ashanti Holdings 3.75% 10/1/30	200,000	212,845
Avient 144A 5.75% 5/15/25 #	118,000	126,260
Boise Cascade 144A 4.875% 7/1/30 #	87,000	94,558
Chemours 144A 5.75% 11/15/28 #	250,000	254,844
16

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)
Corp Nacional del Cobre de Chile 144A 3.15% 1/14/30 #	200,000	$217,029
CSN Inova Ventures 144A 6.75% 1/28/28 #	200,000	209,950
First Quantum Minerals
144A 7.25% 4/1/23 #	250,000	256,494
144A 7.50% 4/1/25 #	250,000	260,000
Freeport-McMoRan
4.55% 11/14/24	200,000	218,975
4.625% 8/1/30	235,000	261,267
5.45% 3/15/43	320,000	400,595

Hudbay Minerals 144A 7.625% 1/15/25 #	135,000	140,316
Hutama Karya Persero 144A 3.75% 5/11/30 #	200,000	222,977
Koppers 144A 6.00% 2/15/25 #	434,000	448,376
Methanex 5.25% 12/15/29	185,000	194,157
Minera Mexico 144A 4.50% 1/26/50 #	200,000	227,500
Newmont 2.80% 10/1/29	190,000	208,549
Nutrition & Biosciences 144A 1.832% 10/15/27 #	135,000	137,987
OCP 144A 4.50% 10/22/25 #	200,000	215,816
Olin
5.00% 2/1/30	135,000	140,712
5.125% 9/15/27	437,000	453,934

PowerTeam Services 144A 9.033% 12/4/25 #	485,000	533,803
Standard Industries 144A 4.75% 1/15/28 #	230,000	242,650
Steel Dynamics 5.00% 12/15/26	505,000	539,110
Tronox 144A 6.50% 4/15/26 #	530,000	551,189
Univar Solutions USA 144A 5.125% 12/1/27 #	180,000	190,240
US Concrete 6.375% 6/1/24	2,000	2,069
Vale Overseas 3.75% 7/8/30	193,000	212,831
		7,456,339
Capital Goods — 0.96%
Ardagh Packaging Finance 144A 5.25% 8/15/27 #	510,000	532,364
Bombardier 144A 6.00% 10/15/22 #	240,000	228,798
Crown Americas 4.75% 2/1/26	463,000	482,300
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	551,000	558,692
Reynolds Group Issuer 144A 4.00% 10/15/27 #	495,000	504,009
Roper Technologies 2.35% 9/15/24	185,000	196,071
Terex 144A 5.625% 2/1/25 #	260,000	267,313
TransDigm 144A 6.25% 3/15/26 #	492,000	522,137
Vertical US Newco 144A 5.25% 7/15/27 #	510,000	536,456
		3,828,140
    17

Schedule of investments
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications — 1.50%
Altice France 144A 7.375% 5/1/26 #	565,000	$593,843
Altice France Holding 144A 6.00% 2/15/28 #	515,000	523,655
AT&T 4.35% 3/1/29	170,000	202,457
CenturyLink 144A 5.125% 12/15/26 #	485,000	505,028
Colombia Telecomunicaciones 144A 4.95% 7/17/30 #	200,000	222,250
Connect Finco 144A 6.75% 10/1/26 #	250,000	259,463
Frontier Communications 144A 5.875% 10/15/27 #	230,000	242,219
Level 3 Financing 144A 4.25% 7/1/28 #	220,000	227,370
Millicom International Cellular 144A 4.50% 4/27/31 #	200,000	215,950
Ooredoo International Finance 144A 5.00% 10/19/25 #	200,000	233,492
Sprint 7.125% 6/15/24	527,000	613,960
T-Mobile USA
144A 3.875% 4/15/30 #	120,000	137,777
6.50% 1/15/26	460,000	478,607
Verizon Communications
4.50% 8/10/33	95,000	121,136
4.522% 9/15/48	35,000	46,582
Vodafone Group
4.25% 9/17/50	110,000	135,108
4.875% 6/19/49	40,000	52,694
7.00% 4/4/79 μ	215,000	264,451
Zayo Group Holdings
144A 4.00% 3/1/27 #	415,000	413,421
144A 6.125% 3/1/28 #	500,000	529,610
		6,019,073
Consumer Cyclical — 1.50%
Allison Transmission 144A 5.875% 6/1/29 #	460,000	513,528
B2W Digital 144A 4.375% 12/20/30 #	200,000	207,398
Boyd Gaming 6.375% 4/1/26	452,000	470,143
Caesars Entertainment 144A 6.25% 7/1/25 #	505,000	539,211
Carnival 144A 7.625% 3/1/26 #	85,000	90,391
Ford Motor 9.00% 4/22/25	235,000	285,881
Ford Motor Credit
3.375% 11/13/25	480,000	482,856
4.542% 8/1/26	515,000	540,750
General Motors Financial
4.35% 4/9/25	75,000	83,722
5.25% 3/1/26	95,000	111,273

18

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)

H&E Equipment Services 144A 3.875% 12/15/28 #	145,000	$145,000
Hilton Domestic Operating 144A 4.00% 5/1/31 #	205,000	216,019
Hilton Worldwide Finance 4.875% 4/1/27	545,000	569,124
L Brands 144A 6.875% 7/1/25 #	485,000	525,139
Lowe's
3.00% 10/15/50	85,000	91,747
4.05% 5/3/47	5,000	6,153

MGM Resorts International 4.75% 10/15/28	95,000	99,097
Scientific Games International 144A 8.25% 3/15/26 #	164,000	176,186
William Carter 144A 5.625% 3/15/27 #	200,000	211,125
Wyndham Hotels & Resorts 144A 4.375% 8/15/28 #	627,000	642,440
		6,007,183
Consumer Non-Cyclical — 1.10%
Alcon Finance 144A 3.00% 9/23/29 #	200,000	218,038
Anheuser-Busch InBev Worldwide
3.65% 2/1/26	125,000	141,320
4.15% 1/23/25	50,000	56,821

Auna 144A 6.50% 11/20/25 #	200,000	209,300
BAT Capital 2.259% 3/25/28	55,000	56,806
Bunge Finance 1.63% 8/17/25	150,000	153,205
CVS Health 3.25% 8/15/29	185,000	206,821
Gilead Sciences 4.15% 3/1/47	165,000	203,088
JBS USA LUX
144A 5.75% 6/15/25 #	318,000	328,732
144A 6.50% 4/15/29 #	305,000	349,609
Kraft Heinz Foods
144A 3.875% 5/15/27 #	240,000	260,022
5.20% 7/15/45	480,000	566,665

Pilgrim's Pride 144A 5.75% 3/15/25 #	535,000	550,221
Post Holdings
144A 5.00% 8/15/26 #	311,000	323,202
144A 5.625% 1/15/28 #	160,000	170,500
144A 5.75% 3/1/27 #	295,000	311,225

Primo Water Holdings 144A 5.50% 4/1/25 #	272,000	281,520
		4,387,095
Energy — 2.10%
Cheniere Corpus Christi Holdings 7.00% 6/30/24	135,000	155,779
    19

Schedule of investments
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)
CNX Resources
144A 6.00% 1/15/29 #	255,000	$258,187
144A 7.25% 3/14/27 #	120,000	127,052

Crestwood Midstream Partners 6.25% 4/1/23	245,000	246,569
DCP Midstream Operating 5.125% 5/15/29	360,000	381,982
Energy Transfer Operating
5.25% 4/15/29	95,000	107,589
6.25% 4/15/49	60,000	70,215

Enterprise Products Operating 3.20% 2/15/52	50,000	50,638
EQM Midstream Partners 144A 6.50% 7/1/27 #	475,000	524,360
Galaxy Pipeline Assets Bidco 144A 1.75% 9/30/27 #	200,000	201,554
Grupo Energia Bogota 144A 4.875% 5/15/30 #	400,000	469,300
Israel Electric 144A 4.25% 8/14/28 #	300,000	346,500
KazTransGas 144A 4.375% 9/26/27 #	381,000	431,532
Lukoil Securities 144A 3.875% 5/6/30 #	205,000	221,400
Marathon Oil 4.40% 7/15/27	150,000	163,724
MPLX
4.00% 3/15/28	30,000	33,884
5.50% 2/15/49	55,000	68,476

Murphy Oil 5.875% 12/1/27	295,000	267,435
Murphy Oil USA 5.625% 5/1/27	609,000	647,708
Noble Energy
3.25% 10/15/29	85,000	96,466
3.90% 11/15/24	20,000	22,312
4.20% 10/15/49	15,000	19,002
4.95% 8/15/47	50,000	69,148
5.05% 11/15/44	5,000	6,831

NuStar Logistics 5.625% 4/28/27	228,000	234,228
Occidental Petroleum 3.50% 8/15/29	600,000	525,960
Oleoducto Central 144A 4.00% 7/14/27 #	200,000	216,150
Petrobras Global Finance 6.75% 6/3/50	150,000	177,131
Pioneer Natural Resources 1.90% 8/15/30	95,000	93,570
Precision Drilling 144A 7.125% 1/15/26 #	185,000	122,759
PTTEP Treasury Center 144A 2.587% 6/10/27 #	185,000	192,824
Sabine Pass Liquefaction
5.625% 3/1/25	55,000	63,798
5.75% 5/15/24	110,000	125,070

Saudi Arabian Oil 144A 1.625% 11/24/25 #	200,000	203,746
Southwestern Energy 7.75% 10/1/27	290,000	306,494
Targa Resources Partners 5.375% 2/1/27	237,000	248,214
20

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)

Tengizchevroil Finance Co. International 144A 2.625% 8/15/25 #	200,000	$207,111
Tennessee Gas Pipeline 144A 2.90% 3/1/30 #	130,000	137,332
WPX Energy 5.25% 10/15/27	525,000	554,762
		8,396,792
Financials — 0.74%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #, μ	240,000	231,000
AerCap Ireland Capital 4.45% 4/3/26	150,000	161,546
Air Lease 2.875% 1/15/26	150,000	155,475
Ally Financial
5.75% 11/20/25	798,000	932,891
8.00% 11/1/31	385,000	552,596

DAE Funding 144A 5.75% 11/15/23 #	284,000	292,875
DAE Sukuk Difc 144A 3.75% 2/15/26 #	400,000	403,200
Jefferies Group
4.15% 1/23/30	170,000	199,704
6.45% 6/8/27	10,000	12,697
6.50% 1/20/43	5,000	6,809
		2,948,793
Healthcare — 1.18%
Bausch Health 144A 5.50% 11/1/25 #	490,000	505,239
Centene
3.375% 2/15/30	295,000	309,657
144A 5.375% 8/15/26 #	470,000	497,613

Community Health Systems 144A 6.625% 2/15/25 #	170,000	173,366
Encompass Health 5.75% 9/15/25	244,000	252,540
Hadrian Merger Sub 144A 8.50% 5/1/26 #	275,000	281,479
HCA
5.375% 2/1/25	339,000	380,024
5.875% 2/15/26	219,000	252,398
7.58% 9/15/25	219,000	262,800

Hill-Rom Holdings 144A 5.00% 2/15/25 #	242,000	250,016
Ortho-Clinical Diagnostics
144A 7.25% 2/1/28 #	115,000	122,692
144A 7.375% 6/1/25 #	245,000	262,609

Service Corp. International 4.625% 12/15/27	280,000	297,325
Tenet Healthcare
5.125% 5/1/25	345,000	348,864
144A 6.125% 10/1/28 #	280,000	284,375

    21

Schedule of investments
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Healthcare (continued)

Universal Health Services 144A 5.00% 6/1/26 #	5,000	$5,205
Verscend Escrow 144A 9.75% 8/15/26 #	225,000	244,828
		4,731,030
Insurance — 0.23%
HUB International 144A 7.00% 5/1/26 #	415,000	433,573
USI 144A 6.875% 5/1/25 #	468,000	481,158
		914,731
Media — 1.51%
Altice Financing 144A 5.00% 1/15/28 #	200,000	204,537
AMC Networks 4.75% 8/1/25	541,000	557,768
CCO Holdings
144A 4.50% 8/15/30 #	105,000	110,841
144A 4.50% 5/1/32 #	60,000	63,489
144A 5.375% 6/1/29 #	520,000	568,693
144A 5.875% 5/1/27 #	519,000	542,485
Charter Communications Operating
4.80% 3/1/50	70,000	84,182
5.05% 3/30/29	100,000	121,175

Comcast 3.20% 7/15/36	80,000	91,374
CSC Holdings
144A 3.375% 2/15/31 #	400,000	389,500
5.25% 6/1/24	5,000	5,422

Cumulus Media New Holdings 144A 6.75% 7/1/26 #	253,000	247,109
Discovery Communications 4.125% 5/15/29	135,000	158,319
Gray Television 144A 4.75% 10/15/30 #	475,000	482,719
Lamar Media 5.75% 2/1/26	473,000	490,986
Netflix 5.875% 11/15/28	400,000	483,786
Sinclair Television Group 144A 5.125% 2/15/27 #	362,000	356,344
Sirius XM Radio 144A 5.00% 8/1/27 #	470,000	495,232
Terrier Media Buyer 144A 8.875% 12/15/27 #	250,000	270,469
Time Warner Cable 7.30% 7/1/38	60,000	88,219
Time Warner Entertainment 8.375% 3/15/23	25,000	29,481
ViacomCBS 4.375% 3/15/43	180,000	209,285
		6,051,415
Real Estate Investment Trusts — 0.29%
American Tower 1.875% 10/15/30	155,000	157,079
Crown Castle International 5.25% 1/15/23	125,000	137,174
CubeSmart 3.00% 2/15/30	140,000	151,869
Iron Mountain 144A 4.50% 2/15/31 #	440,000	449,385
22

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
MGM Growth Properties Operating Partnership
144A 3.875% 2/15/29 #	100,000	$101,188
5.75% 2/1/27	160,000	178,583
		1,175,278
Services — 0.62%
Aramark Services 144A 5.00% 2/1/28 #	485,000	509,977
Ashtead Capital 144A 5.25% 8/1/26 #	570,000	604,200
Covanta Holding 5.875% 7/1/25	233,000	243,461
GFL Environmental 144A 3.75% 8/1/25 #	98,000	100,144
Prime Security Services Borrower 144A 5.75% 4/15/26 #	310,000	336,738
United Rentals North America 3.875% 2/15/31	636,000	665,812
		2,460,332
Technology & Electronics — 0.40%
Apple 2.20% 9/11/29	140,000	150,820
CommScope Technologies 144A 5.00% 3/15/27 #	192,000	191,400
Global Payments 2.65% 2/15/25	135,000	144,633
NXP 144A 4.875% 3/1/24 #	80,000	90,251
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	285,000	296,222
SS&C Technologies 144A 5.50% 9/30/27 #	660,000	706,952
		1,580,278
Transportation — 0.29%
Delta Air Lines
144A 7.00% 5/1/25 #	485,000	554,520
7.375% 1/15/26	140,000	157,550

Mileage Plus Holdings 144A 6.50% 6/20/27 #	250,000	271,563
Rutas 2 and 7 Finance 144A 3.413% 9/30/36 #, ^	200,000	146,500
Southwest Airlines 5.125% 6/15/27	40,000	46,590
		1,176,723
Utilities — 1.00%
Calpine
144A 4.50% 2/15/28 #	92,000	95,128
144A 5.00% 2/1/31 #	255,000	269,089
144A 5.25% 6/1/26 #	248,000	257,312

Centrais Eletricas Brasileiras 144A 3.625% 2/4/25 #	200,000	203,300
Duke Energy 4.875% μ, ψ	85,000	91,333
Enel 144A 8.75% 9/24/73 #, μ	200,000	234,440
Entergy Louisiana 4.95% 1/15/45	5,000	5,490
Entergy Mississippi 2.85% 6/1/28	60,000	66,350
    23

Schedule of investments
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Utilities (continued)

Entergy Texas 3.55% 9/30/49	115,000	$134,931
Evergy 2.90% 9/15/29	160,000	174,041
Evergy Metro 3.65% 8/15/25	25,000	28,202
Infraestructura Energetica Nova 144A 3.75% 1/14/28 #	205,000	209,395
MidAmerican Energy 3.15% 4/15/50	55,000	64,108
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	500,000	528,696
National Rural Utilities Cooperative Finance 4.75% 4/30/43 μ	5,000	5,274
NextEra Energy Capital Holdings 5.65% 5/1/79 μ	55,000	64,595
PacifiCorp 3.50% 6/15/29	75,000	86,821
PG&E 5.25% 7/1/30	500,000	545,625
Southern California Edison
4.00% 4/1/47	30,000	35,768
4.875% 3/1/49	45,000	58,065

Southwestern Electric Power 4.10% 9/15/28	165,000	192,895
Vistra Operations 144A 5.50% 9/1/26 #	620,000	649,512
		4,000,370
Total Corporate Bonds (cost $62,329,066)		65,536,254

Non-Agency Commercial Mortgage-Backed Securities — 0.59%
BANK
Series 2017-BNK5 B 3.896% 6/15/60 •	95,000	103,548
Series 2019-BN20 A3 3.011% 9/15/62	250,000	278,626

Benchmark Mortgage Trust Series 2020-B20 A5 2.034% 10/15/53	300,000	311,507
CD Mortgage Trust Series 2019-CD8 A4 2.912% 8/15/57	250,000	275,929
DB-JPM Mortgage Trust Series 2016-C3 A5 2.89% 8/10/49	250,000	272,112
Grace Trust Series 2020-GRCE A 144A 2.347% 12/10/40 #	100,000	104,865
GS Mortgage Securities Trust
Series 2017-GS6 A3 3.433% 5/10/50	165,000	185,141
Series 2019-GC42 A4 3.001% 9/1/52	250,000	277,869

JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	500,000	562,579
Total Non-Agency Commercial Mortgage-Backed Securities (cost $2,253,156)		2,372,176

24

		Principal amount°	Value (US $)

Sovereign Bonds — 2.05%Δ
Bermuda — 0.05%
Bermuda Government International Bond
144A 2.375% 8/20/30 #		200,000	$208,100
			208,100
Brazil — 0.11%
Brazil Notas do Tesouro Nacional Serie F
10.00% 1/1/27	BRL	2,000,000	420,223
			420,223
Czechia — 0.09%
Czech Republic Government Bond
0.45% 10/25/23	CZK	7,570,000	344,494
			344,494
Dominican Republic — 0.10%
Dominican Republic International Bond
144A 4.50% 1/30/30 #		396,000	416,695
			416,695
Egypt — 0.11%
Egypt Government International Bond
144A 5.75% 5/29/24 #		400,000	421,846
			421,846
Gabon — 0.05%
Gabon Government International Bond
144A 6.625% 2/6/31 #		200,000	197,207
			197,207
Georgia — 0.05%
Georgia Government International Bond
6.875% 4/12/21		200,000	203,385
			203,385
Honduras — 0.06%
Honduras Government International Bond
144A 5.625% 6/24/30 #		200,000	226,000
			226,000
Indonesia — 0.08%
Indonesia Government International Bond
144A 4.125% 1/15/25 #		300,000	335,999
			335,999
    25

Schedule of investments
Delaware Wealth Builder Fund
		Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Israel — 0.09%
Israel Government International Bond
2.75% 7/3/30		310,000	$343,007
			343,007
Ivory Coast — 0.03%
Ivory Coast Government International Bond
144A 6.875% 10/17/40 #	EUR	100,000	130,971
			130,971
Kenya — 0.05%
Kenya Government International Bond
144A 6.875% 6/24/24 #		200,000	216,852
			216,852
Malaysia — 0.04%
Malaysia Government Bond
3.955% 9/15/25	MYR	647,000	171,444
			171,444
Mongolia — 0.11%
Development Bank of Mongolia 144A 7.25% 10/23/23 #		200,000	213,462
Mongolia Government International Bond 144A 5.625% 5/1/23 #		200,000	211,500
			424,962
Morocco — 0.03%
Morocco Government International Bond
144A 1.375% 3/30/26 #	EUR	100,000	120,002
			120,002
North Macedonia — 0.03%
North Macedonia Government International Bond
144A 3.675% 6/3/26 #	EUR	100,000	132,970
			132,970
Panama — 0.04%
Panama Government International Bond
144A 3.75% 4/17/26 #		155,000	168,805
			168,805
Paraguay — 0.17%
Paraguay Government International Bond
144A 4.625% 1/25/23 #		200,000	213,002
144A 4.95% 4/28/31 #		400,000	476,004
			689,006
26

		Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Peru — 0.19%
Corp Financiera de Desarrollo 144A 2.40% 9/28/27 #		200,000	$203,400
Peruvian Government International Bond
2.392% 1/23/26		200,000	210,900
144A 5.35% 8/12/40 #	PEN	1,178,000	334,168
			748,468
Poland — 0.04%
Republic of Poland Government Bond
4.00% 10/25/23	PLN	553,000	164,118
			164,118
Romania — 0.07%
Romanian Government International Bond
144A 2.625% 12/2/40 #	EUR	73,000	87,992
144A 3.00% 2/14/31 #		190,000	203,578
			291,570
Senegal — 0.06%
Senegal Government International Bond
144A 6.25% 5/23/33 #		200,000	221,243
			221,243
Serbia — 0.13%
Serbia International Bond
144A 2.125% 12/1/30 #		200,000	197,166
144A 3.125% 5/15/27 #	EUR	250,000	333,774
			530,940
Turkey — 0.05%
Turkey Government International Bond
6.375% 10/14/25		200,000	210,228
			210,228
Ukraine — 0.10%
Ukraine Government International Bond
144A 7.75% 9/1/21 #		384,000	398,486
			398,486
Uruguay — 0.05%
Uruguay Government International Bond
4.375% 1/23/31		100,000	121,033
4.50% 8/14/24		53,000	58,427
			179,460
    27

Schedule of investments
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Uzbekistan — 0.07%
Republic of Uzbekistan Bond
144A 4.75% 2/20/24 #	250,000	$267,615
		267,615
Total Sovereign Bonds (cost $7,786,559)		8,184,096

Supranational Bank — 0.25%
Banco Latinoamericano de Comercio Exterior 144A 2.375% 9/14/25 #	250,000	255,925
Banque Ouest Africaine de Developpement 144A 4.70% 10/22/31 #	402,000	432,094
Central American Bank For Economic Integration 144A 2.00% 5/6/25 #	300,000	314,820
Total Supranational Bank (cost $960,693)		1,002,839

US Treasury Obligations — 1.30%
US Treasury Bonds
1.375% 8/15/50	150,000	142,559
4.375% 2/15/38	255,000	383,685

US Treasury Floating Rate Note 0.239% (USBMMY3M + 0.15%) 1/31/22 •	1,525,000	1,527,074
US Treasury Inflation Indexed Notes
0.125% 1/15/30	369,252	406,933
0.125% 7/15/30	649,709	719,915
US Treasury Notes
0.25% 10/31/25	350,000	348,195
0.375% 11/30/25	270,000	270,158
0.625% 8/15/30	965,000	945,700
1.50% 2/15/30	315,000	334,835
1.75% 12/31/24	2,700	2,861

US Treasury Strip Principal 2.10% 5/15/44 ^	165,000	115,651
Total US Treasury Obligations (cost $5,170,141)		5,197,566
	Number of shares
Common Stock — 54.17%
Communication Services — 5.70%
AT&T	166,500	4,786,875
Century Communications †	1,625,000	0
Comcast Class A	108,303	5,441,143
KDDI	40,200	1,148,434
28

	Number of shares	Value (US $)
Common Stock (continued)
Communication Services (continued)
Orange	78,400	$990,371
Verizon Communications	85,200	5,146,932
Walt Disney †	35,666	5,278,924
		22,792,679
Consumer Discretionary — 4.01%
adidas AG †	3,260	1,039,447
Dollar Tree †	52,500	5,735,100
Hennes & Mauritz Class B †	34,180	723,698
Lowe's	29,200	4,549,944
Next	6,340	553,786
Publicis Groupe	31,500	1,431,223
Sodexo	11,050	914,234
Swatch Group	4,420	1,090,470
		16,037,902
Consumer Staples — 6.25%
Archer-Daniels-Midland	102,600	5,106,402
Asahi Group Holdings	20,200	781,105
Conagra Brands	133,600	4,884,416
Danone	26,390	1,695,476
Diageo	41,800	1,604,899
Kao	6,300	471,173
Kerry Group Class A	1,670	233,868
Kirin Holdings	16,900	368,028
Koninklijke Ahold Delhaize	45,470	1,301,191
Lawson	11,500	521,025
Mondelez International Class A	88,400	5,078,580
Nestle	15,420	1,716,859
Seven & i Holdings	38,700	1,228,095
		24,991,117
Energy — 1.26%
ConocoPhillips	127,761	5,054,225
		5,054,225
Financials — 5.41%
Allstate	50,300	5,148,205
American International Group	143,000	5,496,920
Banco Espirito Santo †	105,000	0
Bank of New York Mellon	25,870	1,012,034
Discover Financial Services	64,257	4,894,456
Truist Financial	109,400	5,078,348
		21,629,963
    29

Schedule of investments
Delaware Wealth Builder Fund
	Number of shares	Value (US $)
Common Stock (continued)
Healthcare — 8.83%
Alexandria Real Estate Equities	3,800	$622,174
Brookdale Senior Living †	23,966	101,616
Cardinal Health	87,600	4,782,084
Cigna	23,300	4,872,962
CVS Health	69,800	4,731,742
Fresenius Medical Care AG & Co.	19,730	1,659,213
Healthcare Trust of America Class A	14,882	387,378
Johnson & Johnson	33,700	4,875,716
Merck & Co.	62,400	5,016,336
Novo Nordisk Class B	24,870	1,672,693
Pfizer	68,533	2,625,499
Roche Holding	5,570	1,832,967
Viatris †	126,581	2,129,092
		35,309,472
Industrials — 6.15%
Caterpillar	31,093	5,397,434
G4S †	487,740	1,437,010
Honeywell International	25,533	5,206,689
Makita	11,900	615,517
Northrop Grumman	15,400	4,654,804
Raytheon Technologies	75,279	5,399,010
Secom	4,700	467,974
Securitas Class B †	87,810	1,443,553
		24,621,991
Information Technology — 7.63%
Broadcom	13,300	5,341,014
Cisco Systems	126,400	5,437,728
Cognizant Technology Solutions Class A	65,432	5,112,202
Intel	91,900	4,443,365
Motorola Solutions	29,000	4,974,370
Oracle	84,700	4,888,884
SAP	2,540	308,983
		30,506,546
Materials — 1.82%
Air Liquide	11,580	1,901,388
DuPont de Nemours	85,000	5,392,400
		7,293,788
REIT Diversified — 0.57%
Alpine Income Property Trust	8,757	140,199
Colony Capital	72,359	312,591
30

	Number of shares	Value (US $)
Common Stock (continued)
REIT Diversified (continued)
Cousins Properties	11,983	$400,352
Gaming and Leisure Properties	4,572	189,921
Lexington Realty Trust	31,322	319,798
QTS Realty Trust Class A	5,378	319,507
VICI Properties	22,944	580,254
		2,262,622
REIT Healthcare — 0.47%
CareTrust REIT	7,157	139,061
Healthpeak Properties	13,701	395,411
Medical Properties Trust	24,674	478,676
National Health Investors	2,155	139,342
Ventas	1,990	95,341
Welltower	9,787	616,385
		1,864,216
REIT Industrial — 0.66%
Americold Realty Trust	5,974	203,893
Duke Realty	11,785	448,537
Prologis	19,692	1,970,184
		2,622,614
REIT Information Technology — 0.68%
CyrusOne	2,856	199,663
Digital Realty Trust	6,750	909,562
Equinix	2,325	1,622,362
		2,731,587
REIT Mall — 0.12%
Simon Property Group	6,025	497,484
		497,484
REIT Manufactured Housing — 0.25%
Equity LifeStyle Properties	7,007	410,540
Sun Communities	4,220	586,580
		997,120
REIT Multifamily — 1.71%
Apartment Investment and Management Class A †	3,219	97,693
AvalonBay Communities	2,714	452,125
Bluerock Residential Growth REIT	46	469
Camden Property Trust	2,403	237,488
Equity Residential	92,025	5,330,088
    31

Schedule of investments
Delaware Wealth Builder Fund
	Number of shares	Value (US $)
Common Stock (continued)
REIT Multifamily (continued)
Essex Property Trust	1,933	$475,286
UDR	6,761	260,096
		6,853,245
REIT Office — 0.26%
Boston Properties	6,675	655,218
Highwoods Properties	9,097	348,415
Piedmont Office Realty Trust Class A	14	219
SL Green Realty	825	47,768
		1,051,620
REIT Self-Storage — 0.38%
Extra Space Storage	5,289	596,229
Life Storage	1,925	211,211
National Storage Affiliates Trust	5,403	183,594
Public Storage	2,421	543,418
		1,534,452
REIT Shopping Center — 0.35%
Agree Realty	3,207	211,341
Brixmor Property Group	9,099	138,942
Kimco Realty	22,585	326,127
Regency Centers	5,355	244,081
Retail Opportunity Investments	9,931	128,904
Urban Edge Properties	12,511	162,393
Weingarten Realty Investors	9,915	207,323
		1,419,111
REIT Single Tenant — 0.24%
Realty Income	10,244	614,333
Spirit Realty Capital	9,815	361,584
		975,917
REIT Specialty — 0.21%
Invitation Homes	22,743	649,995
Outfront Media	9,480	179,551
		829,546
Utilities — 1.21%
Edison International	79,100	4,853,576
		4,853,576
Total Common Stock (cost $200,994,662)		216,730,793

32

	Number of shares	Value (US $)

Convertible Preferred Stock — 2.91%
2020 Mandatory Exchangeable Trust 144A 6.50% exercise price $47.09, maturity date 5/16/23 #	925	$1,642,661
AMG Capital Trust II 5.15% exercise price $195.47, maturity date 10/15/37	20,037	963,028
Assurant 6.50% exercise price $106.55, maturity date 3/15/21	8,095	994,876
Bank of America 7.25% exercise price $50.00 ψ	621	921,018
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	37,355	1,900,622
Elanco Animal Health 5.00% exercise price $38.40, maturity date 2/1/23	26,756	1,269,840
Essential Utilities 6.00% exercise price $42.29, maturity date 4/30/22	18,650	1,096,807
Lyondellbasell Advanced Polymers 6.00% exercise price $52.33 ψ	2,119	2,187,867
QTS Realty Trust 6.50% exercise price $46.81 ψ	4,904	662,138
Total Convertible Preferred Stock (cost $10,140,142)		11,638,857

Preferred Stock — 0.17%
Bank of America 6.50% μ	440,000	497,200
GMAC Capital Trust I 6.007% (LIBOR03M + 5.785%) •	5,000	129,950
Washington Prime Group 6.875%	4,840	66,114
Total Preferred Stock (cost $687,001)		693,264

Exchange-Traded Funds — 8.25%
iShares MSCI EAFE ETF	370	25,956
iShares Russell 1000 Growth ETF	70,510	16,304,732
Vanguard FTSE Developed Markets ETF	7,920	357,113
Vanguard Mega Cap Growth ETF	83,000	16,297,050
Total Exchange-Traded Funds (cost $27,612,501)		32,984,851

Limited Partnerships — 2.12%
Merion Champion's Walk=, †, π	2,790,000	2,255,436
Merion Countryside=, †, π	2,342,813	2,466,044
Merion The Ledges=, †, π	3,970,235	3,769,342
Total Limited Partnerships (cost $5,625,035)		8,490,822
    33

Schedule of investments
Delaware Wealth Builder Fund
	Principal amount°	Value (US $)
Leveraged Non-Recourse Security — 0.00%
JPMorgan Fixed Income Pass Through Trust Auction Series 2007-B 144A 0.241% 1/15/87 #, =, ♦	1,300,000	$1,300
Total Leveraged Non-Recourse Security (cost $1,105,000)		1,300
	Number of shares
Short-Term Investments — 1.49%
Money Market Mutual Funds — 1.49%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	1,492,331	1,492,331
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	1,492,331	1,492,331
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.01%)	1,492,331	1,492,331
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	1,492,331	1,492,331
Total Short-Term Investments (cost $5,969,324)		5,969,324
Total Value of Securities—99.87% (cost $369,890,588)		$399,568,848
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2020, the aggregate value of Rule 144A securities was $53,567,121, which represents 13.39% of the Fund's net assets. See Note 11 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at November 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at November 30, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
Δ	Securities have been classified by country of origin.
34

†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At November 30, 2020, the aggregate value of restricted securities was $8,490,822, which represented 2.12% of the Fund’s net assets. See table on the next page for additional details on restricted securities.
♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
Restricted Securities
Investments	Date of Acquisition	Cost	Value
Merion Champion’s Walk	5/13/2016	$2,059,199	$2,043,424
Merion Champion’s Walk	2/13/2018	53,412	53,003
Merion Champion’s Walk	7/11/2018	56,182	53,003
Merion Champion’s Walk	10/22/2018	57,118	53,003
Merion Champion’s Walk	2/13/2019	58,032	53,003
Merion Countryside	5/11/2016	0	2,189,847
Merion Countryside	4/7/2017	0	177,555
Merion Countryside	5/3/2018	0	98,642
Merion The Ledges	9/26/2018	3,207,683	3,628,607
Merion The Ledges	9/12/2019	133,409	140,735
Total		$5,625,035	$8,490,822
The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at November 30, 2020:1
Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	EUR	(68,246)	USD	81,023	12/2/20	$—	$(389)
JPMCB	BRL	(1,878,568)	USD	339,000	8/27/21	—	(7,187)
JPMCB	CNY	1,307,686	USD	(197,000)	1/22/21	766	—
JPMCB	EUR	73,000	USD	(86,923)	12/2/20	159	—
JPMCB	EUR	(650,214)	USD	773,624	1/15/21	—	(3,145)
JPMCB	EUR	(392,711)	USD	462,185	1/22/21	—	(7,033)
JPMCB	KZT	70,682,750	USD	(161,671)	1/15/21	2,163	—
Total Foreign Currency Exchange Contracts						$3,088	$(17,754)
    35

Schedule of investments
Delaware Wealth Builder Fund
Futures Contracts
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
(7)	US Treasury 10 yr Notes	$(967,203)	$(965,436)	3/22/21	$(1,767)	$109
Swap Contracts
CDS Contracts[2]
Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Over-The-Counter:
Protection Purchased/Moody’s Ratings:
JPMCB-Republic of Brazil 9/20/25- Quarterly	359,000	1.000%	$10,020	$18,457	$—	$(8,437)	$—
JPMCB-Republic of Turkey 12/20/25- Quarterly	200,000	1.000%	25,645	34,523	—	(8,878)	—
			$35,665	$52,980	$—	$(17,315)	$—
The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts and foreign currency exchange contracts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.
1	See Note 8 in "Notes to Financial statements".
36

2	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
3	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
4	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(1,014)
Summary of abbreviations:
AG – Aktiengesellschaft
BB – Barclays Bank
BNYM – Bank of New York Mellon
CD – Certificate of Deposit
CDS – Credit Default Swap
CLO – Collateralized Loan Obligation
EAFE – Europe, Australasia, and Far East
ETF – Exchange-Traded Fund
FTSE – Financial Times Stock Exchange
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
JPM – JPMorgan
JPMCB – JPMorgan Chase Bank
LIBOR – London interbank offered rate
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
MSCI – Morgan Stanley Capital International
REIT – Real Estate Investment Trust
S.F. – Single Family
USBMMY3M – US Treasury 3 Month Bill Money Market Yield
yr – Year
    37

Schedule of investments
Delaware Wealth Builder Fund
Summary of currencies:
BRL – Brazilian Real
CNY – China Yuan Renminbi
CZK – Czech Koruna
EUR – European Monetary Unit
KZT – Kazakhstan Tenge
MYR – Malaysia Ringgit
PEN – Peruvian Sol
PLN – Polish Zloty
USD – US Dollar
38

Statement of assets and liabilities
Delaware Wealth Builder Fund	November 30, 2020
Assets:
Investments, at value*	$399,568,848
Cash	73,901
Cash collateral due from broker	10,780
Foreign currencies, at valueΔ	78,022
Dividends and interest receivable	1,665,611
Receivable for securities sold	1,030,318
Receivable for fund shares sold	368,805
Foreign tax reclaims receivable	260,093
Upfront payments paid on over the counter credit default swap contracts	52,980
Unrealized appreciation on foreign currency exchange contracts	3,088
Variation margin due from broker on futures contracts	109
Total Assets	403,112,555
Liabilities:
Payable for securities purchased	1,951,283
Payable for fund shares redeemed	514,096
Investment management fees payable to affiliates	187,146
Other accrued expenses	125,441
Distribution fees payable to affiliates	89,655
Cash collateral due to broker	60,000
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	48,610
Unrealized depreciation on foreign currency exchange contracts	17,754
Unrealized depreciation on over the counter credit default swap contracts	17,315
Swap payments payable	8,159
Dividend disbursing and transfer agent fees and expenses payable to affiliates	2,909
Trustees' fees and expenses payable	2,787
Legal fees payable to affiliates	1,978
Accounting and administration expenses payable to affiliates	1,423
Reports and statements to shareholders expenses payable to affiliates	386
Total Liabilities	3,028,942
Total Net Assets	$400,083,613

Net Assets Consist of:
Paid-in capital	$394,502,690
Total distributable earnings (loss)	5,580,923
Total Net Assets	$400,083,613
    39

Statement of assets and liabilities
Delaware Wealth Builder Fund
Net Asset Value

Class A:
Net assets	$230,167,711
Shares of beneficial interest outstanding, unlimited authorization, no par	16,793,610
Net asset value per share	$13.71
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$14.55

Class C:
Net assets	$52,257,762
Shares of beneficial interest outstanding, unlimited authorization, no par	3,804,876
Net asset value per share	$13.73

Class R:
Net assets	$1,069,064
Shares of beneficial interest outstanding, unlimited authorization, no par	77,992
Net asset value per share	$13.71

Institutional Class:
Net assets	$116,589,076
Shares of beneficial interest outstanding, unlimited authorization, no par	8,510,538
Net asset value per share	$13.70
*Investments, at cost	$369,890,588
ΔForeign currencies, at cost	76,035
40

Statement of operations
Delaware Wealth Builder Fund	Year ended November 30, 2020
Investment Income:
Dividends	$7,358,629
Interest	5,445,260
Foreign tax withheld	(49,513)
12,754,376

Expenses:
Management fees	2,767,300
Distribution expenses — Class A	569,216
Distribution expenses — Class C	708,159
Distribution expenses — Class R	5,607
Dividend disbursing and transfer agent fees and expenses	408,605
Accounting and administration expenses	111,198
Reports and statements to shareholders expenses	101,964
Registration fees	90,225
Audit and tax fees	56,076
Custodian fees	37,195
Legal fees	25,158
Trustees’ fees and expenses	24,497
Other	60,544
4,965,744
Less expenses waived	(121,022)
Less expenses paid indirectly	(838)
Total operating expenses	4,843,884
Net Investment Income	7,910,492
    41

Statement of operations
Delaware Wealth Builder Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(22,034,090)
Foreign currencies	(77,689)
Foreign currency exchange contracts	(98,606)
Futures contracts	117,086
Swap contracts	1,108,793
Net realized loss	(20,984,506)

Net change in unrealized appreciation (depreciation) of:
Investments	8,696,891
Foreign currencies	27,143
Foreign currency exchange contracts	(18,189)
Futures contracts	(245,933)
Swap contracts	247,423
Net change in unrealized appreciation (depreciation)	8,707,335
Net Realized and Unrealized Loss	(12,277,171)
Net Decrease in Net Assets Resulting from Operations	$(4,366,679)
42

Statements of changes in net assets
Delaware Wealth Builder Fund
	Year ended
	11/30/20	11/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,910,492	$20,526,365
Net realized gain (loss)	(20,984,506)	2,827,411
Net change in unrealized appreciation (depreciation)	8,707,335	16,534,872
Net increase (decrease) in net assets resulting from operations	(4,366,679)	39,888,648

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(8,240,009)	(22,227,219)
Class C	(2,241,972)	(9,875,532)
Class R	(38,520)	(152,030)
Institutional Class	(5,073,888)	(15,088,656)
	(15,594,389)	(47,343,437)

Capital Share Transactions:
Proceeds from shares sold:
Class A	26,340,207	26,721,168
Class C	2,983,512	6,055,876
Class R	237,780	180,663
Institutional Class	18,294,356	22,726,766

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	7,785,843	21,081,563
Class C	2,119,949	9,359,325
Class R	38,519	151,066
Institutional Class	4,609,859	13,671,291
	62,410,025	99,947,718
    43

Statements of changes in net assets
Delaware Wealth Builder Fund
	Year ended
	11/30/20	11/30/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(55,627,830)	$(59,772,304)
Class C	(43,414,656)	(54,997,396)
Class R	(430,547)	(979,678)
Institutional Class	(54,660,568)	(63,450,417)
	(154,133,601)	(179,199,795)
Decrease in net assets derived from capital share transactions	(91,723,576)	(79,252,077)
Net Decrease in Net Assets	(111,684,644)	(86,706,866)

Net Assets:
Beginning of year	511,768,257	598,475,123
End of year	$400,083,613	$511,768,257
See accompanying notes, which are an integral part of the financial statements.
44

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Financial highlights
Delaware Wealth Builder Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period
Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations
Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions
Net asset value, end of period
Total return[2]
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5,6]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets[7]
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.11% lower. See Note 13 in “Notes to financial statements.”
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The ratios of expenses to average net assets excluding interest expense and dividend expense for the years ended November 30, 2018, 2017, and 2016 were 1.09%, 1.09%, and 1.12%, respectively.
[7]	The ratios of net investment income to average net assets excluding interest expense and dividend expense for the years ended November 30, 2018, 2017, and 2016 were 2.40%, 2.51%, and 2.05%, respectively.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$14.01	$14.15	$14.62	$13.64	$13.16

0.25	0.53	0.35	0.36	0.27
(0.09)	0.50	(0.43)	0.98	0.52
0.16	1.03	(0.08)	1.34	0.79

(0.27)	(0.35)	(0.34)	(0.36)	(0.31)
(0.19)	(0.82)	(0.05)	—	—
(0.46)	(1.17)	(0.39)	(0.36)	(0.31)
$13.71	$14.01	$14.15	$14.62	$13.64
1.30%[3]	8.30%[4]	(0.56%)	9.90%	6.11%

$230,168	$259,283	$273,384	$256,157	$270,324
1.09%	1.09%	1.09%	1.09%	1.13%
1.12%	1.09%	1.09%	1.09%	1.13%
1.91%	3.91%	2.41%	2.51%	2.04%
1.88%	3.91%	2.41%	2.51%	2.04%
68%	91%	57%	81%	102%

Financial highlights
Delaware Wealth Builder Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations
Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions
Net asset value, end of period
Total return[2]
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5,6]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets[7]
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.11% lower. See Note 13 in “Notes to financial statements.”
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The ratios of expenses to average net assets excluding interest expense and dividend expense for the years ended November 30, 2018, 2017, and 2016 were 1.84%, 1.84%, and 1.87%, respectively.
[7]	The ratios of net investment income to average net assets excluding interest expense and dividend expense for the years ended November 30, 2018, 2017, and 2016 were 1.65%, 1.76%, and 1.30%, respectively.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$14.04	$14.18	$14.65	$13.66	$13.18

0.15	0.43	0.24	0.25	0.17
(0.10)	0.49	(0.43)	0.99	0.52
0.05	0.92	(0.19)	1.24	0.69

(0.17)	(0.24)	(0.23)	(0.25)	(0.21)
(0.19)	(0.82)	(0.05)	—	—
(0.36)	(1.06)	(0.28)	(0.25)	(0.21)
$13.73	$14.04	$14.18	$14.65	$13.66
0.47%[3]	7.46%[4]	(1.34%)	9.13%	5.30%

$52,258	$95,672	$137,403	$225,604	$283,243
1.84%	1.84%	1.84%	1.84%	1.88%
1.87%	1.84%	1.84%	1.84%	1.88%
1.16%	3.17%	1.66%	1.76%	1.29%
1.13%	3.17%	1.66%	1.76%	1.29%
68%	91%	57%	81%	102%

Financial highlights
Delaware Wealth Builder Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations
Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions
Net asset value, end of period
Total return[2]
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5,6]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets[7]
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.11% lower. See Note 13 in “Notes to financial statements.”
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The ratios of expenses to average net assets excluding interest expense and dividend expense for the years ended November 30, 2018, 2017, and 2016 were 1.34%, 1.34%, and 1.37%, respectively.
[7]	The ratios of net investment income to average net assets excluding interest expense and dividend expense for the years ended November 30, 2018, 2017, and 2016 were 2.15%, 2.26%, and 1.80%, respectively.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$14.02	$14.16	$14.62	$13.63	$13.16

0.21	0.49	0.31	0.32	0.24
(0.09)	0.50	(0.42)	0.99	0.51
0.12	0.99	(0.11)	1.31	0.75

(0.24)	(0.31)	(0.30)	(0.32)	(0.28)
(0.19)	(0.82)	(0.05)	—	—
(0.43)	(1.13)	(0.35)	(0.32)	(0.28)
$13.71	$14.02	$14.16	$14.62	$13.63
0.99%[3]	8.02%[4]	(0.78%)	9.70%	5.76%

$1,069	$1,288	$1,968	$2,320	$3,229
1.34%	1.34%	1.34%	1.34%	1.38%
1.37%	1.34%	1.34%	1.34%	1.38%
1.66%	3.66%	2.16%	2.26%	1.79%
1.63%	3.66%	2.16%	2.26%	1.79%
68%	91%	57%	81%	102%

Financial highlights
Delaware Wealth Builder Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period
Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations
Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions
Net asset value, end of period
Total return[2]
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5,6]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets[7]
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.11% lower. See Note 13 in “Notes to financial statements.”
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The ratios of expenses to average net assets excluding interest expense and dividend expense for the years ended November 30, 2018, 2017, and 2016 were 0.84%, 0.84%, and 0.87%, respectively.
[7]	The ratios of net investment income to average net assets excluding interest expense and dividend expense for the years ended November 30, 2018, 2017, and 2016 were 2.65%, 2.76%, and 2.30%, respectively.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$14.01	$14.15	$14.63	$13.64	$13.16

0.28	0.56	0.38	0.39	0.30
(0.10)	0.50	(0.43)	0.99	0.52
0.18	1.06	(0.05)	1.38	0.82

(0.30)	(0.38)	(0.38)	(0.39)	(0.34)
(0.19)	(0.82)	(0.05)	—	—
(0.49)	(1.20)	(0.43)	(0.39)	(0.34)
$13.70	$14.01	$14.15	$14.63	$13.64
1.50%[3]	8.59%[4]	(0.37%)	10.24%	6.37%

$116,589	$155,525	$185,720	$201,285	$149,830
0.84%	0.84%	0.84%	0.84%	0.88%
0.87%	0.84%	0.84%	0.84%	0.88%
2.16%	4.16%	2.66%	2.76%	2.29%
2.13%	4.16%	2.66%	2.76%	2.29%
68%	91%	57%	81%	102%

Notes to financial statements
Delaware Wealth Builder Fund	November 30, 2020
Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Wealth Builder Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.
1. Significant Accounting Policies
The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles
(US GAAP) and are consistently followed by the Fund.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Other debt securities and credit default swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.
Federal and Foreign Income Taxes —  No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are
“more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended November 30, 2020 and for all open tax years (years ended November 30, 2017–November 30, 2019), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. During the year ended November 30, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting —  Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Underlying Funds —  The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund invests include ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.
Foreign Currency Transactions —  Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange

Notes to financial statements
Delaware Wealth Builder Fund
1. Significant Accounting Policies (continued)
rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates —  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other —  Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gain (loss) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended November 30, 2020, the Fund earned $202 under this arrangement.
The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under
“Less expenses paid indirectly.” For the year ended November 30, 2020, the Fund earned $636 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.
DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.83% of the Fund’s average daily net assets from
March 27, 2020 through November 30, 2020.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Board and DMC. These expense waivers and reimbursements apply to expenses paid directly to the Fund and may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.
DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. DMC may permit its affiliate, Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. DMC may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors and Macquarie Funds Management Hong Kong Limited serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This

Notes to financial statements
Delaware Wealth Builder Fund
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
(continued)
amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended November 30, 2020, the Fund was charged $18,540 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended November 30, 2020, the Fund was charged $39,325 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.
As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended November 30, 2020, the Fund was charged $21,633 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under
“Legal fees.”
For the year ended November 30, 2020, DDLP earned $12,443 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2020, DDLP received gross CDSC commissions of $150 and $11,732 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.
Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.
In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
Cross trades for the year ended November 30, 2020 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended November 30, 2020, the Fund engaged in Rule 17a-7 securities purchases of $3,358,078 and securities sales of $5,702,780, which resulted in net realized gain of $109,081.

*The aggregate contractual waiver period covering this report is from March 27, 2020 through March 31, 2021.
3. Investments
For the year ended November 30, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than US government securities	$262,096,565
Purchases of US government securities	19,965,668
Sales other than US government securities	347,281,451
Sales of US government securities	21,289,009
The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At November 30, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes were as follows:
Cost of investments and derivatives	$372,595,457
Aggregate unrealized appreciation of investments and derivatives	$38,361,102
Aggregate unrealized depreciation of investments and derivatives	(11,421,459)
Net unrealized appreciation of investments and derivatives	$26,939,643
US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market

Notes to financial statements
Delaware Wealth Builder Fund
3. Investments (continued)
participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2020:
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Mortgage-Backed Securities	$—	$3,271,115	$—	$3,271,115
Collateralized Debt Obligations	—	797,003	—	797,003
Common Stock	216,730,793	—	—	216,730,793
Convertible Bonds	—	36,698,588	—	36,698,588
Convertible Preferred Stock[1]	6,845,301	4,793,556	—	11,638,857
Corporate Bonds	—	65,536,254	—	65,536,254
Exchange-Traded Funds	32,984,851	—	—	32,984,851
Leveraged Non-Recourse Security	—	—	1,300	1,300
Limited Partnerships	—	—	8,490,822	8,490,822

	Level 1	Level 2	Level 3	Total
Non-Agency Commercial Mortgage-Backed Securities	$—	$2,372,176	$—	$2,372,176
Preferred Stock[1]	196,064	497,200	—	693,264
Sovereign Bonds	—	8,184,096	—	8,184,096
Supranational Bank	—	1,002,839	—	1,002,839
US Treasury Obligations	—	5,197,566	—	5,197,566
Short-Term Investments	5,969,324	—	—	5,969,324
Total Value of Securities	$262,726,333	$128,350,393	$8,492,122	$399,568,848

Derivatives[2]
Assets:
Foreign Currency Exchange Contracts	$—	$3,088	$—	$3,088
Liabilities:
Foreign Currency Exchange Contracts	$—	$(17,754)	$—	$(17,754)
Futures Contracts	(1,767)	—	—	(1,767)
Swap Contracts	—	(17,315)	—	(17,315)
[1]Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:
	Level 1	Level 2	Level 3	Total
Preferred Stock	28.28%	71.72%	—	100.00%
Convertible Preferred Stock	58.81%	41.19%	—	100.00%
[2]Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.
During the year ended November 30, 2020, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.
A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets.

Notes to financial statements
Delaware Wealth Builder Fund
3. Investments (continued)
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:
	Limited Partnerships	Leveraged Non-Recourse Security	Total
Beginning balance November 30, 2019	$7,830,543	$1,300	$7,831,843
Return of capital	(541,821)	—	(541,821)
Net change in unrealized appreciation (depreciation)	1,202,100	—	1,202,100
Ending balance November 30, 2020	$8,490,822	$1,300	$8,492,122
Net change in unrealized appreciation from investments still held at the end of the year	$1,202,100	$—	$1,202,100
When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

Quantitative information about Level 3 fair value measurements for the Fund are as follows:
Assets	Value	Valuation Techniques	Unobservable Inputs
Limited Partnership	$8,490,822	Market cap rate method	Trailing 12 months NOI, adjusted for assets and liabilities; liquidity discount
Leveraged Non-Recourse Security	1,300	Valued by 3rd party	Unadjusted price provided by 3rd party
Total	$8,492,122
A significant change to the inputs may result in a significant change to the valuation.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2020 and 2019 were as follows:
	Year ended
	11/30/20	11/30/19
Ordinary income	$12,949,815	$14,605,108
Long-term capital gains	2,644,574	32,738,329
Total	$15,594,389	$47,343,437
5. Components of Net Assets on a Tax Basis
As of November 30, 2020, the components of net assets on a tax basis were as follows:
Shares of beneficial interest	$394,502,690
Undistributed ordinary income	1,383,192
Capital loss carryforwards	(22,741,912)
Unrealized appreciation (depreciation) of investments and foreign currencies	26,939,643
Net assets	$400,083,613
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on forward currency contracts, tax treatment of contingent payment on debt instruments, partnership income, trust preferred securities, market discount and premium on debt instruments, mark-to-market on futures and CDS contracts, tax deferral on straddle losses, and deemed dividend income.

Notes to financial statements
Delaware Wealth Builder Fund
5. Components of Net Assets on a Tax Basis (continued)
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to partnership non-deductible expenses. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2020, the Fund recorded the following reclassifications:
Paid-in capital	$(806)
Total distributable earnings (loss)	806
At November 30, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:
Loss carryforward character
Short-term	Long-term	Total
$ 11,579,740	$ 11,162,172	$ 22,741,912
6. Capital Shares
Transactions in capital shares were as follows:
	Year ended
	11/30/20	11/30/19
Shares sold:
Class A	2,060,385	1,964,437
Class C	224,529	450,690
Class R	18,351	13,428
Institutional Class	1,423,139	1,688,057

Shares issued upon reinvestment of dividends and distributions:
Class A	589,479	1,666,341
Class C	158,249	744,080
Class R	2,912	11,990
Institutional Class	349,100	1,080,956
	4,826,144	7,619,979

Shares redeemed:
Class A	(4,358,810)	(4,444,226)
Class C	(3,391,081)	(4,072,093)
Class R	(35,182)	(72,569)
Institutional Class	(4,363,203)	(4,791,380)
	(12,148,276)	(13,380,268)
Net decrease	(7,322,132)	(5,760,289)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended November 30, 2020 and 2019, the Fund had the following exchange transactions:
	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Year ended
11/30/20	18,524	65,286	58,583	25,347	$1,068,685
Year ended
11/30/19	15,392	61,229	48,707	28,025	1,042,765
7. Line of Credit
The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.
On November 2, 2020, the Fund, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the agreement expires on November 1, 2021.
The Fund had no amounts outstanding as of November 30, 2020, or at any time during the year then ended.
8. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter these contracts to hedge the US dollar value of

Notes to financial statements
Delaware Wealth Builder Fund
8. Derivatives (continued)
securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended November 30, 2020, the Fund entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date and to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.
Futures Contracts —  A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At November 30, 2020, the Fund posted $10,780 in cash collateral as margin for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended November 30, 2020, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.
Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.
During the year ended November 30, 2020, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for central cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended November 30, 2020, the Fund did not enter into any CDS contracts as a seller of protection.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.
During the year ended November 30, 2020, the Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.

Notes to financial statements
Delaware Wealth Builder Fund
8. Derivatives (continued)
Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”
At November 30, 2020, for bilateral derivative contracts, the Fund received $60,000 in cash collateral for certain open derivatives, which is included in “Cash collateral due to broker” on the “Statement of assets and liabilities.”
Fair values of derivative instruments as of November 30, 2020 were as follows:
Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts
Unrealized appreciation on foreign currency exchange contracts	$3,088
	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(17,754)	$—	$—	$(17,754)
Variation margin due to broker on futures contracts*	—	(1,767)	—	(1,767)
Unrealized depreciation on over the counter credit default swap contracts	—	—	(17,315)	(17,315)
Total	$(17,754)	$(1,767)	$(17,315)	$(36,836)
*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through November 30, 2020. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended
November 30, 2020 was as follows:
	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$(98,606)	$—	$—	$(98,606)
Interest rate contracts	—	117,086	—	117,086
Credit contracts	—	—	1,108,793	1,108,793
Total	$(98,606)	$117,086	$1,108,793	$1,127,273
	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$(18,189)	$—	$—	$(18,189)
Interest rate contracts	—	(245,933)	—	(245,933)
Credit contracts	—	—	247,423	247,423
Total	$(18,189)	$(245,933)	$247,423	$(16,699)
The table below summarizes the average balance of derivative holdings by the Fund during the year ended November 30, 2020:
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average notional value)	$384,771	$1,190,113
Futures contracts (average notional value)	463,060	1,027,561
CDS contracts (average notional value)*	7,650,298	—
*Long represents buying protection and short represents selling protection.
9. Offsetting
The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement

Notes to financial statements
Delaware Wealth Builder Fund
9. Offsetting (continued)
typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”
At November 30, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Delaware Wealth Builder Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of New York Mellon	$966	$(1,355)	$(389)
JPMorgan Chase Bank	3,088	(34,680)	(31,592)
Total	$4,054	$(36,035)	$(31,981)
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
Bank of New York Mellon	$(389)	$—	$389	$—	$—	$—
JPMorgan Chase Bank	(31,592)	—	31,592	—	—	—
Total	$(31,981)	$—	$31,981	$—	$—	$—
(a)The value of the related collateral exceeded the value of the net position, purchase agreements, and securities lending transactions as of November 30, 2020.
(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
10. Securities Lending
The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.
The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.
During the year ended November 30, 2020, the Fund had no securities out on loan.
11. Credit and Market Risk
Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to

Notes to financial statements
Delaware Wealth Builder Fund
11. Credit and Market Risk (continued)
adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund’s performance.
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments that reference LIBOR. The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other interbank offered rates (“IBORs”), such as the euro interbank offered rate (Euribor) or the euro overnight index average (EONIA), which are also the subject of recent reform.
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2020. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase. The unfunded commitment for the limited partnerships totaled $582,748.
The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

Notes to financial statements
Delaware Wealth Builder Fund
11. Credit and Market Risk (continued)
As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and restricted securities held by the Fund have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.
12. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.
13. General Motors Term Loan Litigation
The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Because it was believed that the Fund was a secured creditor, the Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that the Fund was unsecured creditor and, as an unsecured creditor, the Fund should not have received payment in full. Based on available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $901,538 and an asset of $270,461 based on the potential recoveries by the estate that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.
The plaintiff and the term loan lenders, which included the Fund, reached an agreement that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Fund recognizing a gain in the amount of the liabilities reversed.
14. Recent Accounting Pronouncements
In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to the Fund’s net assets at the end of the year is not material.
In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.
15. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to
November 30, 2020, that would require recognition or disclosure in the Fund's financial statements.

Report of independent registered public accounting firm
To the Board of Trustees of Delaware Group® Equity Funds V and Shareholders of Delaware Wealth Builder Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Wealth Builder Fund (one of the funds constituting Delaware Group® Equity Funds V, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statements of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the five years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 21, 2021
We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)
Delaware Wealth Builder Fund
Tax Information
The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended November 30, 2020, the Fund reports distributions paid during the year as follows:
(A) Long-Term Capital Gain Distributions (Tax Basis)	16.96%
(B) Ordinary Income Distribution (Tax Basis)*	83.04%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	50.28%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on the Fund’s ordinary income distributions.
1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
* For the fiscal year ended November 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 54.04%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.
For the fiscal year ended November 30, 2020, certain interest income paid by the Fund has been determined to be Qualified Interest Income, which may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended November 30, 2020, the Fund has reported maximum distributions of Qualified Interest Income of $3,027,244.
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Wealth Builder Fund at a meeting held August 11-13, 2020
At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Wealth Builder Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment

Other Fund information (Unaudited)
Delaware Wealth Builder Fund
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Wealth Builder Fund at a meeting held August 11-13, 2020 (continued)
Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Funds Management Hong Kong Limited (“MFMHK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.
In considering information relating to the approval of the Fund’s advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.
Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.
Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Fund. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.
Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent, applicable, ended January 31, 2020. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.
The Performance Universe for the Fund consisted of the Fund and all retail and institutional flexible portfolio funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the second quartile and first quartile, respectively, of its Performance Universe. The Board was satisfied with the Fund’s performance.
Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses

Other Fund information (Unaudited)
Delaware Wealth Builder Fund
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Wealth Builder Fund at a meeting held August 11-13, 2020 (continued)
including 12b 1 and non-12b 1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.
The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.
Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.
Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Fund and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.
Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Fund had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Fund increases sufficiently in size, then economies of scale may be shared.

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Global Head of Macquarie Investment Management[2] (January 2019–Present) Head of Americas of Macquarie Group (December 2017–Present) Deputy Global Head of Macquarie Investment Management (2017–2019) Head of Macquarie Investment Management Americas (2015–2017)	85	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees
Jerome D. Abernathy 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	85	None
Thomas L. Bennett 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	85	None
Ann D. Borowiec 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	85	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Joseph W. Chow 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	85	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
John A. Fry 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	85	Director; Compensation Committee and Governance Committee Member — Community Health Systems
(May 2004–Present)
Director — Drexel Morgan & Co. (2015–2019)
Director and Audit Committee Member — vTv Therapeutics Inc. (2017–Present)
Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)
Director — Federal Reserve
Bank of Philadelphia
					(January 2020–Present)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Lucinda S. Landreth 610 Market Street Philadelphia, PA 19106-2354 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	85	None
Frances A. Sevilla-Sacasa 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	85	Trust Manager and Audit Committee Chair — Camden Property Trust
(August 2011–Present)
Director; Strategic
Planning and Reserves
Committee and Nominating
and Governance
Committee Member —
Callon Petroleum Company
(December 2019–Present)
					Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Thomas K. Whitford 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	85	Director — HSBC North America Holdings Inc.
(December 2013–Present)
Director — HSBC USA Inc.
(July 2014–Present)
Director — HSBC Bank USA, National Association
(July 2014–March 2017)
Director — HSBC Finance Corporation
(December 2013–April 2018)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	85	Director; Finance Committee and Audit Committee Member — H&R Block Corporation
(July 2008–Present)
Director; Investments Committee, Capital and Finance Committee, and Audit Committee Member — Grange Insurance (2013–Present)
Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)
Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Janet L. Yeomans 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	85	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)
Officers
David F. Connor 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	85	None[3]
Daniel V. Geatens 610 Market Street Philadelphia, PA 19106-2354 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	85	None[3]

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Richard Salus 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	85	None
1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.
The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization
Board of trustees
Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds®
by Macquarie
Philadelphia, PA
Jerome D. Abernathy
Managing Director
Stonebrook Capital
Management, LLC
Jersey City, NJ
Thomas L. Bennett
Chairman of the Board
Delaware Funds
by Macquarie
Private Investor
Rosemont, PA
Ann D. Borowiec
Former Chief Executive
Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY
Joseph W. Chow
Former Executive Vice
President
State Street Corporation
Boston, MA
John A. Fry
President
Drexel University
Philadelphia, PA
Lucinda S. Landreth
Former Chief Investment
Officer
Assurant, Inc.
New York, NY
Frances A.
Sevilla-Sacasa
Former Chief Executive
Officer
Banco Itaú International
Miami, FL
Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA
Christianna Wood
Chief Executive Officer
and President
Gore Creek Capital, Ltd.
Golden, CO
Janet L. Yeomans
Former Vice President and
Treasurer
3M Company
St. Paul, MN
Affiliated officers
David F. Connor
Senior Vice President,
General Counsel,
and Secretary
Delaware Funds
by Macquarie
Philadelphia, PA
Daniel V. Geatens
Vice President and
Treasurer
Delaware Funds
by Macquarie
Philadelphia, PA
Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds
by Macquarie
Philadelphia, PA
This annual report is for the information of Delaware Wealth Builder Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at
delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Delaware Funds® by Macquarie privacy practices notice
We are committed to protecting the privacy of our potential, current, and former customers. To provide the products and services you request, we must collect personal information about you. We do not sell your personal information to third parties. We collect your personal information and share it with third parties as necessary to provide you with the products or services you request and to administer your business with us. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our privacy practices notice as required by law. We are committed to continuing to protect your personal information even after that relationship ends. You do not need to take any action because of this notice.
Information we may collect
and use
We collect personal information about you to help us identify you as our potential, current, or former customer; to process your requests and transactions; to offer investment services to you; or to tell you about our products or services we believe you may want to use. The type of personal information we collect depends on the products or services you request and may include the following:
• Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, and your financial history.
• Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.
• Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.
• Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.
How we use your personal information
We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators;
broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.
We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share

i
        This page is not part of the annual report.

Delaware Funds® by Macquarie privacy practices notice
customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.
Security of information
Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.
Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
This privacy practices notice is being provided on behalf of the following:
Delaware Capital Management
Delaware Capital Management Advisers, Inc.
Delaware Distributors, Inc.
Delaware Distributors, L.P.
Delaware Funds® by Macquarie
Delaware Enhanced Global Dividend and Income Fund
Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Investments® Colorado Municipal Income Fund, Inc.
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund
Delaware Pooled® Trust
Delaware VIP® Trust
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Advisers Partner, Inc.
Delaware Investments Distribution Partner, Inc.
Delaware Investments Fund Advisers
Delaware Investments Fund Services Company
Delaware Investments Management Company, LLC
Delaware Management Company
Delaware Management Trust Company
Delaware Service Company, Inc.
Four Corners Capital Management, LLC
Macquarie Absolute Return MBS Fund, LP
Macquarie Absolute Return MBS Fund
Macquarie Alternative Strategies
Macquarie Allegiance Capital, LLC
Macquarie Asset Advisers
Macquarie Emerging Markets Small Cap Fund, LLC
Macquarie Funds Management Hong Kong Limited

        This page is not part of the annual report.

Macquarie Global Infrastructure Total Return Fund Inc.
Macquarie Investment Management Advisers
Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management Business Trust
Macquarie Investment Management Europe Limited
Macquarie Investment Management Europe S.A.
Macquarie Investment Management General Partner, Inc.
Macquarie Investment Management Global Limited
Macquarie Multi-Cap Growth Fund, LP
Macquarie Real Estate Absolute Return Partners, Inc.
Macquarie Total Return Fund Inc.
Optimum Fund Trust
Revised February 2020
    This page is not part of the annual report.    iii

Delaware Funds® by Macquarie
Equity funds
US equity funds
• Delaware Equity Income Fund1
• Delaware Growth and Income Fund1
• Delaware Growth Equity Fund
• Delaware Mid Cap Value Fund
• Delaware Opportunity Fund
• Delaware Select Growth Fund2
• Delaware Small Cap Core Fund3
• Delaware Small Cap Growth Fund
• Delaware Small Cap Value Fund
• Delaware Smid Cap Growth Fund
• Delaware Special Situations Fund
• Delaware U.S. Growth Fund
• Delaware Value® Fund
Global / international equity funds
• Delaware Emerging Markets Fund
• Delaware Global Equity Fund
• Delaware International Fund
• Delaware International Small Cap Fund
• Delaware International Value Equity Fund
Alternative / specialty funds
• Delaware Covered Call Strategy Fund
• Delaware Healthcare Fund
• Delaware Hedged U.S. Equity Opportunities Fund
• Delaware Premium Income Fund
Multi-asset funds
• Delaware Global Listed Real Assets Fund
• Delaware Strategic Allocation Fund
• Delaware Total Return Fund
• Delaware Wealth Builder Fund

1On November 18, 2020, the Board of Trustees of Delaware Group® Equity Funds IV (the “Board”) approved the replacement of the Fund's current portfolio managers with the Global Systematic Investment team of the Fund's current sub-advisor, Macquarie Investment Management Global Limited (MIMGL). In connection with this determination, the Board approved certain changes to the Fund's investment strategies. These portfolio management and strategy changes will be effective on or about January 29, 2021 (the “Effective Date”). The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.
Carefully consider a Fund’s investment objectives, risk factors, charges, and expenses before investing.
This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus.
A Delaware Funds by Macquarie prospectus may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.
Investing involves risk, including the possible loss of principal.
The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

        This page is not part of the annual report.

Fixed income funds
Taxable fixed income funds
• Delaware Corporate Bond Fund
• Delaware Diversified Income Fund
• Delaware Emerging Markets Debt Corporate Fund
• Delaware Extended Duration Bond Fund
• Delaware Floating Rate Fund
• Delaware Floating Rate II Fund
• Delaware Fund for Income
• Delaware High-Yield Opportunities Fund
• Delaware International Opportunities Bond Fund
• Delaware Investment Grade Fund
• Delaware Investments Ultrashort Fund
• Delaware Limited Duration Bond Fund
• Delaware Limited-Term Diversified Income Fund
• Delaware Strategic Income Fund
• Delaware Strategic Income II Fund

Municipal fixed income funds
• Delaware Minnesota High-Yield Municipal Bond Fund
• Delaware National High-Yield Municipal Bond Fund
• Delaware Tax-Free Arizona Fund
• Delaware Tax-Free California Fund
• Delaware Tax-Free Colorado Fund
• Delaware Tax-Free Idaho Fund
• Delaware Tax-Free Minnesota Fund
• Delaware Tax-Free Minnesota Intermediate Fund
• Delaware Tax-Free New Jersey Fund
• Delaware Tax-Free New York Fund
• Delaware Tax-Free Oregon Fund
• Delaware Tax-Free Pennsylvania Fund
• Delaware Tax-Free USA Fund
• Delaware Tax-Free USA Intermediate Fund
2On May 20, 2020, the Board of Trustees approved the replacement of the Fund’s current sub-advisor with the US Growth Equity team of the Fund’s investment manager, Delaware Management Company. In connection with this determination, the Board approved certain changes to the Fund’s investment strategies. These portfolio management and strategy changes were effective July 31, 2020. The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.
3Closed to certain new investors.
    This page is not part of the annual report.    v

Caring for your portfolio
Over a lifetime, things change. When they do, it’s important to ensure that your investments stay in tune with your personal situation.
If you decide to make some changes, check
out the convenient options provided by Macquarie Investment Management. We try to make it easy for you to avoid some of the sales charges that you might otherwise have to pay when you withdraw and invest your money with another firm.
Most importantly, you may generally
exchange all or part of your shares in one Delaware Funds® by Macquarie mutual fund for shares of the same class of another fund without paying a front-end sales charge or a contingent deferred sales charge (CDSC).
Choose the investment method suitable for you
After you’ve evaluated your overall investments, you have choices about how to implement any changes:
1. Move assets all at once at any time.
2. Migrate funds to a different investment slowly through a systematic exchange. You can arrange automatic monthly exchanges of your shares in one Delaware fund for those in another Delaware fund. Systematic exchanges are subject to the same rules as regular exchanges, which are explained in the right column, including a $100 minimum monthly amount per fund.
3. Use our automatic investing plan for future investments in different vehicles. To allocate your future investments differently, the Macquarie Investment Management automatic investing plan allows you to make regular monthly or quarterly investments directly from your checking account.
Important notes about exchanging or redeeming shares
For automated exchanges, a minimum exchange of $100 per fund is required monthly. If the value of your account is $5,000 or more, you can make systematic withdrawals of at least $25 monthly, or $75 quarterly. If the annual amount you withdraw is less than 12% of your account balance at the time the systematic withdrawal plan is established, the CDSC ordinarily applicable to certain fund classes will be waived. More details are available in your prospectus or at
delawarefunds.com/literature.
If you exchange shares from Class R shares of any fund, you will pay any applicable sales charge on your new shares.
When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares.
You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange.
We may refuse the purchase side of any exchange request if, in the manager’s judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

        This page is not part of the annual report.

Contact information
Shareholder assistance by phone
800 523-1918, weekdays from 8:30am to
6:00pm ET
For securities dealers and financial
institutions representatives only
800 362-7500
Regular mail
P.O. Box 9876
Providence, RI 02940-8076
Overnight courier service
4400 Computer Drive
Westborough, MA 01581-1722
Macquarie Investment Management • 610 Market Street • Philadelphia, PA 19106-2354
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products.
Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than MBL, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
(1465341)
AR-129-121

        This page is not part of the annual report.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $101,660 for the fiscal year ended November 30, 2020.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $103,940 for the fiscal year ended November 30, 2019.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $17,310 for the fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2020.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $17,310 for the fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2019.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,455,000 and $4,687,000 for the registrant’s fiscal years ended November 30, 2020 and November 30, 2019, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS V

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 5, 2021

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 5, 2021